UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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NEW JERSEY RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

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New Jersey Resources

www.njresources.com

2019

PROXY STATEMENT

WEDNESDAY, JANUARY 22, 2020 | EAGLE OAKS GOLF & COUNTRY CLUB

NEW JERSEY RESOURCES CORPORATION 1415 Wyckoff Road Wall, New Jersey 07719

Notice of
Annual Meeting
of Shareowners

LOGISTICS:

WEDNESDAY, JANUARY 22, 2020 9:30 a.m., Eastern Time

EAGLE OAKS GOLF & COUNTRY CLUB 20 Shore Oaks Drive Farmingdale, New Jersey 07727

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

BY INTERNET www.proxyvote.com or scan the Quick Response “QR” Barcode on your proxy card.

BY TELEPHONE Call 1-800-690-6903 as noted on your proxy card.

BY MAIL Sign, date and return your proxy card in the enclosed envelope.

IN PERSON Attend the annual meeting in Farmingdale, NJ. See page 78 for instructions on how to attend.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

The Annual Meeting of Shareowners (the “Meeting”) of New Jersey Resources Corporation will be held at 9:30 a.m., Eastern Time, Wednesday, January 22, 2020, at Eagle Oaks Golf & Country Club, 20 Shore Oaks Drive, Farmingdale, New Jersey 07727, for the following purposes:

ITEMS OF BUSINESS
To elect as directors the six nominees to the Board of Directors named in the attached Proxy Statement, one for a term expiring in 2021, one for a term expiring in 2022, and four for terms expiring in 2023
To approve a non-binding advisory resolution approving the compensation of our named executive officers
To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020
To transact any other business that may properly be brought before the Meeting or any adjournments or postponements thereof

The Board of Directors has fixed the close of business on November 25, 2019, as the record date (the “Record Date”) for the determination of the shareowners entitled to notice of, and to vote at, the Meeting. Accordingly, only shareowners of record at the close of business on that date will be entitled to vote at the Meeting.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our shareowners via the internet. You may read, print and download our Annual Report and Proxy Statement at http://investor.njresources.com/annual-proxy.cfm. For admission to the Meeting, each shareowner will be asked to present (I) valid picture identification, such as a driver’s license or passport, and (II) proof of ownership of our common stock (“Common Stock”) as of the Record Date, such as an admission ticket, a brokerage statement, proxy card or voting instruction form reflecting stock ownership. To request an admission ticket in advance of the Annual Meeting, please visit www.proxyvote.com and follow the instructions provided. On or about December 12, 2019, we will mail our shareowners a notice containing instructions on how to access our 2019 Proxy Statement and Annual Report, how to vote by internet, by telephone or mail, and how to obtain an admission ticket in advance of the Annual Meeting. The notice will also provide instructions on how to request a paper copy of these documents.

A cordial invitation is extended to you to attend the Meeting. Regardless of whether you plan to attend the Meeting, it is important that your shares are represented and voted at the Meeting. If you received a paper copy of the proxy card or voting instructions by mail, you can vote by signing, dating and returning that document. Registered shareowners and participants in plans holding shares of our Common Stock may vote by telephone, by internet, or by mail. To use these convenient services, follow the steps detailed in the instructions for voting that are attached to the proxy card. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the voting instruction for voting their shares from the institution that holds such shares. Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors or the non-binding proposal regarding the compensation of our named executive officers. Please return your proxy card so your vote can be counted. I hope you will attend the Meeting, but even if you cannot, please vote your shares as promptly as possible. Thank you.

Wall, New Jersey Dated: December 12, 2019

Richard Reich

Corporate Secretary and Assistant

General Counsel

Dear

Shareowner,

Having the opportunity to be a part of our exceptional team of talented women and men for more than three decades has been one of the great privileges of my life. Our employees are the true leaders of our company. They meet our customers’ expectations for safety, reliability and value; support our neighborhoods and communities; deliver consistent results for shareowners; and drive our performance.

Over the past 25 fiscal years, we delivered consistent financial performance. In fact, if you invested $10,000 in New Jersey Resources (“NJR”) in 1995, including reinvested dividends, today it would be worth nearly $222,000, which represents an average annual return of about 13.5 percent. These results reflect our commitment to creating value for shareowners.

I would like to express my personal gratitude to the members of our Board of Directors for their guidance and support over the years, and I want to thank all our employees, past and present, for always giving their best. We are a better, stronger company because of their contributions, and I am grateful for all they do.

As my tenure comes to a close, I firmly believe that the women and men of NJR will continue to make a difference in the lives of others and deliver for our stakeholders. With our employees as leaders, and Steve Westhoven and our management team at the helm, we are in good hands. I appreciate the confidence and investment you have placed in NJR, and I look forward to seeing our company continue to grow and prosper well into the future.

Sincerely,

Laurence M. Downes

Chairman

December 12, 2019

Dear

Shareowner,

Fiscal 2019 was another solid year for NJR. With our talented team and core strengths — a strong financial profile, disciplined capital allocation, and a diverse investment portfolio — we continue to deliver results. This year, we achieved net financial earnings of $1.96 per share. We increased our dividend by 6.8 percent, which was our 26th dividend increase over the past 24 years. And, we maintained a dividend payout ratio within our target long-term dividend payout ratio range of 60 to 65 percent.

I encourage you to read our Annual Report to learn more about our fiscal 2019 accomplishments, and I hope you will join us at our Annual Meeting on January 22, 2020, at 9:30 a.m., Eastern Time, at Eagle Oaks Golf & Country Club, located at 20 Shore Oaks Drive, Farmingdale, NJ 07727.

During the meeting, we will vote on the following items:

•  The election as directors of six nominees to our Board of Directors named in our Proxy Statement — one for a term expiring in 2021, one for a term expiring in 2022, and four for terms expiring in 2023;

•  Approval of a non-binding advisory resolution on the compensation of our named executive officers; and

• Ratification of the appointment by our Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I encourage you to vote via internet, telephone or mail to ensure your shares are properly represented.

On behalf of our entire company, thank you for your continued confidence and investment in NJR. Looking ahead, we have a strong foundation for growth and will work to maximize our expertise to identify strategic opportunities that support our long-term goals.

I hope to see you at our Annual Meeting.

Sincerely,

Steve Westhoven

President and CEO

December 12, 2019

Table

of Contents

NEW JERSEY RESOURCES | 2019 Proxy Statement	5

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Proxy Statement

Annual Meeting of Shareowners January 22, 2020

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the Annual Meeting of Shareowners (the “Meeting”) of New Jersey Resources Corporation, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the “Board”) has designated Eagle Oaks Golf & Country Club, 20 Shore Oaks Drive, Farmingdale, New Jersey 07727, as the place of the Meeting. The Meeting will be called to order at 9:30 a.m., Eastern Time, on Wednesday, January 22, 2020. The Board solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” means New Jersey Resources Corporation and its affiliates.

The Board is making these materials available to you on the internet or, upon your request, delivering printed versions of these materials to you by mail. On or about December 12, 2019, we will mail a notice to shareowners containing instructions on how to access the Proxy Statement and Annual Report and how to vote.

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Election of Directors

Item 1   On Proxy Card

The Board currently consists of 13 members divided into three classes with overlapping terms. Our Restated Certificate of Incorporation, as amended, provides that the Board shall be divided into three classes, which shall be as nearly equal in number as possible. There is currently an imbalance in the classes of directors, with two directors, Laurence M. Downes and J. Terry Strange, retiring at the Meeting, and six directors being nominated for election at the Meeting. In order to address this imbalance, Gregory E. Aliff, who was appointed by the Board on May 7, 2019, has been nominated for a two-year term expiring in 2022, and James H. DeGraffenreidt, who was appointed by the Board on September 10, 2019, has been nominated to serve a one-year term expiring in 2021, and until their respective successors are elected and have been qualified. If elected Stephen D. Westhoven, Jane M. Kenny, Sharon C. Taylor and David A. Trice would each serve for a three-year term expiring in 2023, and until their respective successors are elected and have been qualified.

Each of the nominees is currently serving as a director of the Company and, with the exception of Messrs. Aliff and DeGraffenreidt, who were elected by the Board in 2019 for a term expiring at the Meeting, has been previously elected by our shareowners. There were no nominee recommendations from shareowners submitted in accordance with our By-Laws, as amended. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares each proxy represents for all nominees for election as directors.

Under New Jersey law, directors are elected by a plurality of the votes cast at an election. The Company’s Corporate Governance Guidelines provide, however, that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender his or her resignation to the Board for consideration. The Board’s Nominating/ Corporate Governance Committee (“NCGC”) will then evaluate the best interests of the Company and will recommend to the Board whether to accept or reject the tendered resignation. Following the Board’s determination, the Company will disclose the Board’s decision of whether to accept the resignation and an explanation of how the decision was reached.

Proxies solicited by the Board will be voted in favor of the nominees listed below, unless otherwise specified in the proxy. All of the nominees proposed by the Board have consented to serve if elected. We know of no reason why the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person approved by the Board.

The NCGC looks for our current and potential directors collectively to have a mix of skills and qualifications.

It is of critical importance to the Company that the NCGC recruit directors who help achieve the goal of a well-rounded, diverse Board that functions as a collegial and cohesive unit.

We have included a chart that summarizes the qualifications and experience of the full Board on page 8. As part of each director’s biography, we have also included a brief summary of qualifications and experience. Set forth below is information for each nominee and director concerning the age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he or she first became a director of the Company and his or her term of office as a director. Also, as part of each director’s biography, is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee and director should serve as a director as of the date of this Proxy Statement.

NEW JERSEY RESOURCES | 2019 Proxy Statement	7

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Summary of Director Qualifications and Experience

We believe effective oversight comes from a Board that represents a diverse range of experience and perspectives that provides the collective qualifications, attributes, skills and experience necessary for sound governance. The NCGC establishes and regularly reviews with the Board the qualifications, attributes, skills and experience that it believes are desirable to be represented on the Board to ensure that they align with the Company’s long-term strategy. The most important of these are described below, and the number of directors possessing those skills and experience is indicated.

Utility Experience in operating a regulated utility business, such as our principal subsidiary, New Jersey Natural Gas Company	Community/Public Relations Experience in community affairs, public relations and/or marketing

Regulatory/Government Experience in interacting with regulators and policymakers and/or working within government agencies	Legal Experience and/or formal education as an attorney

Finance/Accounting/Risk Management Financial and risk management expertise, and/or experience as a public company CFO or audit partner	Environmental Experience with oversight of environmental policy, regulation and business operation matters

Corporate Governance Experience in public company corporate governance-related issues and best practices	Renewable Energy Experience in the renewable energy industry, including solar energy generation and distribution

Technology/Cybersecurity Experience with technology innovations and/or with oversight of cybersecurity programs	Leadership Development/Succession Planning Experience in talent management, leadership development and succession planning to ensure a pipeline of leadership for an organization

Energy Services/Commodity Trading Experience in the energy services industry, including wholesale energy marketing, energy trading, and delivery of midstream energy service and/or storage	Strategic Planning Experience in strategic planning and growth and value creation

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Nominee for Election as Director for a One-Year Term Expiring in 2021

JAMES H. DEGRAFFENREIDT, Jr.
RETIRED Chairman and Chief Executive Officer, WGL Holdings, Inc. Age 66 Director since: 2019	Biography:

Retired. Chairman and Chief Executive Officer of WGL Holdings, Inc., a public utility holding company, and Washington Gas Light Company, a natural gas utility, from October 2001 to October 2009; President, WGL Holdings, Inc., from 1994 to 2001. Past chair, American Gas Association, from January 2007 to December 2007. Director, Harbor Bankshares Corporation, from April 1996 to present. Director, Massachusetts Mutual Life Insurance Company, since 2002.

As the former chief executive officer of a New York Stock Exchange listed public utility holding company and from his past service as a chair of the American Gas Association, Mr. DeGraffenreidt brings significant public utility experience to the Board and significant public company experience. Earlier in his career, Mr. DeGraffenreidt was an attorney with significant experience and expertise in regulatory issues and he also previously served as a utility consumer advocate, which provides him with particularly unique insight regarding the perspectives of the Company’s stakeholders and the regulatory matters affecting the Company. His background and wide ranging expertise in the natural gas industry enables him to provide valuable insight as a member of the Board.

Other Public Company Directorships:

•  Vectren Corporation (NYSE: VCC) (March 2010 – February 2019)

Nominee for Election as Director for a Two-Year Term Expiring in 2022

GREGORY E. ALIFF
RETIRED Partner, Deloitte & Touche LLP Age 66 Director since: 2019	Biography:

Retired. Partner, Deloitte & Touche LLP, an independent accounting firm, from June 1987 to May 2015. From February 2002 to May 2013, Mr. Aliff served as Vice Chairman and Senior Partner of Energy & Resources, where he oversaw all professional services to the sector. From June 2013 to May 2015, he led Deloitte’s U.S. Energy and Natural Resources Management Services.

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources, provided him not only with an extensive financial and accounting background that adds depth to our Audit Committee, but also a focus on our industry that uniquely qualifies him to serve on our Board. His service on the board of directors of other regulated entities that are also public companies provides him with important experience and perspectives with respect to risk management, operations, the regulatory compliance required for highly regulated businesses, and public company best practices.

Other Public Company Directorships:

•  California Water Service Group, Inc. (NYSE: CWT) (September 2015 – Present)

•  SCANA Corporation (NYSE: SCG) (October 2015 – December 2018)

NEW JERSEY RESOURCES | 2019 Proxy Statement	9

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Nominees for Election as Directors for a Three-Year Term Expiring in 2023

STEPHEN D. WESTHOVEN
President and Chief Executive Officer, New Jersey Resources Age 51 Director since: 2018	Biography:

President and Chief Executive Officer of New Jersey Resources since October 2019. Prior to his current role, Mr. Westhoven served as President and Chief Operating Officer of New Jersey Resources from October 2018 to September 2019; Executive Vice President and Chief Operating Officer of New Jersey Resources from November 2017 to September 2018; Senior Vice President and Chief Operating Officer of NJR Energy Services (NJRES) and NJR Clean Energy Ventures (NJRCEV) from October 2016 to November 2017; Senior Vice President of NJRES from May 2010 to September 2016. Director, Choose New Jersey; Director, American Gas Association.

Mr. Westhoven has been with the Company since 1990. His leadership and contributions have been instrumental to the growth of our businesses. His experience leading NJRES and NJRCEV, as well as his knowledge of natural gas markets, provides the Board with unique insight into the energy industry. Further, through Mr. Westhoven’s years of service as an executive officer of the Company, he has developed extensive knowledge in the areas of leadership, finance, strategy, risk oversight, safety, management and corporate governance, each of which provides great value to the Board. This experience and Mr. Westhoven’s role in developing NJR’s strategy are assets to the Board.

Other Public Company Directorships:

•  None

JANE M. KENNY
(Chair, Nominating/ Corporate Governance Committee) Co-Owner and Managing Partner, The Whitman Strategy Group, LLC Age 68 Director since: 2006	Biography:

Co-owner and Managing Partner, The Whitman Strategy Group, LLC, a consulting firm specializing in governmental relations and environmental and energy issues, since January 2005; Regional Administrator of the Environmental Protection Agency, overseeing the federal agency’s work in New York, New Jersey, Puerto Rico and the Virgin Islands, from November 2001 to December 2004; Commissioner of the New Jersey Department of Community Affairs from May 1996 to November 2001; Chief of Policy to the Governor of New Jersey from 1994 to 1996.

Ms. Kenny’s extensive public policy experience, especially with respect to environmental, energy and government relations issues, particularly as Administrator for Region 2 of the United States Environmental Protection Agency and a top advisor to three governors of New Jersey, is essential for the Board of a company like ours that regularly faces such issues. That experience, as well as her firm’s active consulting practice on environmental, energy and public policy matters through which she is actively and presently engaged in cutting-edge issues in the field, has provided Ms. Kenny an understanding of the energy industry, which is important in assisting the Board in monitoring and evaluating our business.

Other Public Company Directorships:

•  None

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SHARON C. TAYLOR
(Chair, Leadership Development and Compensation Committee) RETIRED Senior Vice President, Human Resources, Prudential Financial Age 65 Director since: 2012	Biography:

Retired. Senior Vice President, Human Resources, Prudential Financial, a global financial services company, from June 2002 to August 2017; Trustee of the Horizon Foundation for New Jersey; National Academy of Human Resources Foundation; Director, Executive Leadership Council Foundation; Trustee, Montclair Art Museum.

Ms. Taylor has an extensive background and expertise in human resources, particularly in the areas of executive compensation, employee benefits, talent and senior officer succession management, diversity and inclusion, and labor and employee relations. She has also worked in the areas of vendor governance, corporate social responsibility and impact investing, operations and systems, business continuity, risk management, and privacy. That background, together with her broad experience as a senior executive officer of one of the nation’s largest financial services companies and her service on the boards of several organizations in key leadership roles, provides the Board with an important perspective in the critical areas of human capital planning and management, succession and strategic planning, operational effectiveness, risk controls and privacy. Her extensive experience in the aforementioned areas provide her with an ideal background to serve as the Chair of NJR’s Leadership Development and Compensation Committee (the “LDCC”).

Other Public Company Directorships:

•  None

DAVID A. TRICE
RETIRED President and Chief Executive Officer, Newfield Exploration Company Age 71 Director since: 2004	Biography:

Retired. Chairman from September 2004 to May 2010, President and Chief Executive Officer from February 2000 to May 2009, President and Chief Operating Officer from 1999 to 2000, and Vice President — Finance and International from 1997 to 1999, Newfield Exploration Company, a public independent crude oil and natural gas exploration and production company.

A career with over 30 years of experience with energy companies such as Newfield Exploration Company has given Mr. Trice extensive knowledge of the energy industry, particularly natural gas, as well as other operational expertise, which is essential to our Board in understanding and evaluating our business. Mr. Trice also brings to our Board experience gained from holding senior leadership and board positions at public companies and industry groups, including the areas of risk oversight, financial policy, executive compensation and corporate governance matters, which are particularly relevant to his service on the LDCC and the NCGC. In addition, Mr. Trice’s extensive experience in the energy industry and his familiarity with the relevant issues provide the Board with a valuable perspective.

Other Public Company Directorships:

•  McDermott International, Inc. (NYSE: MDR) (May 2009 – May 2018)

•  Chair, QEP Resources, Inc. (NYSE: QEP) (May 2011 – Present)

•  Select Energy Services, Inc. (NYSE: WTTR) (November 2017 – Present)

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” ALL OF THE PROPOSED DIRECTOR NOMINEES LISTED ABOVE.

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Directors with Terms Expiring in 2021

DONALD L. CORRELL
(Lead Director, NJR Board) Chief Executive Officer and Co-Founder, Water Capital Partners LLC (formerly, KWP Capital, LLC) Age 69 Director since: 2008	Biography:

Chief Executive Officer and Co-Founder, Water Capital Partners LLC (formerly, KWP Capital LLC), a firm that invests in, advises about and manages water and wastewater infrastructure assets and operations, since January 2011. President and Chief Executive Officer and member of the Board of Directors of American Water Works, Inc., a New Jersey-based public water utility holding company, from April 2006 to August 2010; President and Chief Executive Officer and member of the Board of Directors of Pennichuck Corporation, a New Hampshire-based public water utility holding company, from 2003 to 2006; Chairman, President and Chief Executive Officer of United Water Resources, a public water services company, from 1991 through 2001. From 2001 to 2003, Mr. Correll served as an independent advisor to water service and investment firms on issues relating to marketing, acquisitions and investments in the water services sector.

Mr. Correll’s experience with utility companies, through his leadership of American Water Works and other water services companies, has given him an understanding of the regulatory and operational issues that we face. In his positions as a chief executive officer and director of a public company and as a certified public accountant, he gained experience in financial policy and risk oversight that is essential to his position as a member of the Audit Committee. In these roles he also gained significant experience that is relevant to his position as the Lead Director of NJR.

Other Public Company Directorships:

•  Encompass Health Corporation (NYSE: EHC) (June 2005 – Present)

M. WILLIAM HOWARD, JR.
(Lead Director, NJRCEV Board) RETIRED Pastor, Bethany Baptist Church Age 73 Director since: 2005	Biography:

Retired. Pastor of Bethany Baptist Church, Newark, New Jersey, from 2000 to 2015; President, New York Theological Seminary, from 1992 to 2000; President of the National Council of Churches from 1979 to 1981; Past Chairman and Member, Rutgers University Board of Governors, from 2004 to 2014; Director Emeritus, Choose New Jersey.

Mr. Howard is an experienced local and national community leader with extensive familiarity with communities and contacts within and outside our service area. His work and experience in the public sector, including his experience leading religious institutions, bring unique and valuable perspectives and disciplines to the Board’s deliberations and decision-making processes, particularly with regard to issues of corporate citizenship and community relations, which are relevant to his position as Lead Director of the Board of Directors of NJRCEV.

Other Public Company Directorships:

•  None

GEORGE R. ZOFFINGER
President and Chief Executive Officer, Constellation Capital Corp. Age 71 Director since: 1996	Biography:

President and Chief Executive Officer, Constellation Capital Corp., a financial services company, since December 2007; President and Chief Executive Officer, New Jersey Sports & Exposition Authority, from March 2002 to December 2007; Chairman, New Brunswick Development Corporation, a not-for-profit urban real estate development company.

Mr. Zoffinger’s leadership experience and work with public companies has provided him financial, corporate governance and real estate development expertise and experience with executive compensation issues, which are important to his role as a member of the NCGC. In addition, he brings to the Board corporate development experience and knowledge gained from his leadership and board positions, including his tenure on the Board.

Other Public Company Directorships:

•  None

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Directors with Terms Expiring in 2022

ROBERT B. EVANS
(Lead Director, NJRES Board) RETIRED President and Chief Executive Officer, Duke Energy Americas Age 71 Director since: 2009	Biography:

Retired. President and Chief Executive Officer of Duke Energy Americas, a business unit of Duke Energy Corp., from 2004 to 2006; transition executive for Energy Services, a business unit of Duke Energy Corp., during 2003; President of Duke Energy Gas Transmission from 1998 to 2002 and President and Chief Executive Officer from 2002 to 2003.

Mr. Evans’ experience in senior leadership and board positions for other energy companies has positioned him to bring executive, corporate development, operational and financial experience and industry knowledge to his role as a member of the Board. His extensive executive experience with the natural gas transmission business and wholesale natural gas trading business of Duke Energy and Targa Resources Partners provides the Board with valuable knowledge of those aspects of the energy industry and has provided him with the experience and knowledge to serve as Lead Director of the joint Board of Directors of NJRES and NJR Energy Investments Corporation.

Other Public Company Directorships:

•  Targa Resources Corp. (NYSE: TRGP) (March 2016 – Present)

•  ONE Gas, Inc. (NYSE: OGS) (2014 – Present)

•  Sprague Resources LP (NYSE: SRLP) (October 2013 – October 2018)

THOMAS C. O’CONNOR
RETIRED Chairman, President and Chief Executive Officer, DCP Midstream, LLC Age 63 Director since: 2017	Biography:

Retired. Chairman, President and Chief Executive Officer, DCP Midstream, LLC, one of the nation’s largest gas gatherers, processors and marketers of natural gas liquids, from 2007 through March 2013. From 1987 to 2007, held a variety of positions with Duke Energy in that company’s natural gas pipeline, electric and commercial business units.

Mr. O’Connor has extensive experience leading regulated and unregulated midstream and transmission operations and wholesale natural gas trading businesses from his years as an executive leading DCP Midstream and Duke Energy. His vast knowledge and executive leadership experience give him a strong operational and strategic background with knowledge of many of the issues that face both regulated and unregulated energy companies, particularly with respect to the natural gas industry.

Other Public Company Directorships:

•  Keyera Corporation (TSO: KEY) (January 2014 – Present)

•  8Point3 Energy Partners LP (NASDAQ: CAFD) (June 2015 – June 2018)

•  Andeavor Logistics LP (formerly Tesoro Logistics LP) (NYSE: ANDX) (May 2011 – January 2018)

•  QEP Resources, Inc. (NYSE: QEP) (January 2014 – January 2015)

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Directors Retiring at 2020 Annual Meeting of Shareowners

LAURENCE M. DOWNES
Chairman of the Board RETIRED Chief Executive Officer Age 62 Director since: 1995	Biography:

Chairman of the Board of the Company since September 1996 and Chief Executive Officer from July 1995 to September 2019. As of October 1, 2018, as part of the Company’s ongoing succession planning, Mr. Downes relinquished his positon as President, but continued to serve as the Company’s Chief Executive Officer until October 2019. His understanding of issues facing utility companies, both as an officer and director, was invaluable to the Board and was vital to his role as Chairman of the Board. Director and past Chairman, American Gas Association; Member, Board of Directors of Horizon Blue Cross Blue Shield of New Jersey; Chairman, John J. Heldrich Center for Workforce Development’s National Advisory Board; Member, National Petroleum Council; Chair, Drumthwacket Foundation.

As Chairman of the Board, Mr. Downes provides the Board with strong leadership and direction and a considerable amount of diverse industry experience. As our Chairman and former Chief Executive Officer, Mr. Downes is able to communicate with and inform the Board about our strategy, performance, operations, issues and developments. Mr. Downes’ extensive knowledge of the energy industry, experience as the leader of the Company, and innovative thinking provides an invaluable benefit to the Board. In addition, Mr. Downes’ past and present board positions at other natural gas and energy-focused organizations have positioned him to bring experience and industry knowledge to his position as Chairman of the Board. Through Mr. Downes’ years of service on the Board, he has developed extensive knowledge in the areas of leadership, finance, strategy, safety, risk oversight, management and corporate governance, each of which provides great value to the Board.

Other Public Company Directorships:

•  Questar Corporation (NYSE: STR) (2010 – September 2016)

•  Energen Corporation (NYSE: EGN) (May 2017 – June 2018)

J. TERRY STRANGE
(Chair, Audit Committee) RETIRED Vice Chair and Managing Partner, U.S. Audit Practice, KPMG LLP Age 75 Director since: 2003	Biography:

Retired. Vice Chair and Managing Partner of U.S. Audit Practice from 1996 to 2002 and Global Managing Partner of Audit Practice from 1998 to 2002, KPMG LLP, an independent accounting firm.

Mr. Strange has extensive knowledge and experience with accounting practices, policies and rulemaking from his 34-year career at KPMG LLP, which is especially important in his role as Chairman of the Audit Committee and an audit committee financial expert. His significant experience working with companies in the energy sector, as well his experience as a director of a number of public companies, has provided him an understanding of the challenges and strategic alternatives available to public companies, financial policy and risk oversight.

Other Public Company Directorships:

•  Newfield Exploration Company (NYSE: NFX) (2004 – February 2019)

•  BBVA Compass Bancshares, Inc. (NYSE: BBVA) (2008 – Present)

•  Group 1 Automotive, Inc. (NYSE: GPI) (2003 – May 2019)

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Director Nominations and Evaluation Processes

Director Candidate Recommendations and Nominations by Shareowners

The NCGC’s charter provides that the NCGC will consider qualified director candidate recommendations by shareowners. Shareowner nominees will be evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Recommendations should be sent to Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719. Under our By-Laws, as amended, the Corporate Secretary must receive any nomination for director on or before November 8, 2020, for consideration at the 2021 Annual Meeting of Shareowners. In addition, in accordance with our By-Laws, as amended, any shareowner entitled to vote for the election of directors may nominate persons for election to the Board if such shareowner complies with the procedures set forth in the By-Laws, as amended, and summarized under “Questions and Answers About the Meeting” under Question 19, “How do I make a shareowner proposal for the 2021 Annual Meeting of Shareowners?” on page 80. The NCGC did not receive any recommendations from any shareowners in connection with the Meeting.

NCGC Process for Identifying and Evaluating Director Candidates

The NCGC identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines. The NCGC evaluates a candidate’s qualifications to serve as a member of the Board based on the background and expertise of individual Board members, as well as the background and expertise of the Board as a whole. Nominees are required to bring the skills, talents, knowledge and expertise to ensure that the composition, structure and operation of the Board serves the best interests of our shareowners. In addition, the NCGC will evaluate a candidate’s independence and his or her background and expertise in the context of the Board’s needs.

The NCGC considers, when identifying first-time candidates to the Board, the appropriate skills and characteristics required of Board members in the context of the company’s business and strategy, and the current make-up of the Board. The NCGC also regularly assesses the appropriate skills and characteristics of Board members. This assessment of Board skills, experience, and background includes numerous factors, such as understanding of, and experience in, relevant industries; accounting, finance, legal, technology and senior leadership expertise; and diversity with respect to race, ethnicity, gender and the communities we serve. The NCGC is committed to actively seeking women and minority candidates for the pool from which board candidates are chosen.

To ensure that the Board’s composition reflects the particular needs of the Board and the Company, the NCGC incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees in its director nomination process. The NCGC and Board monitor the effectiveness of this process through the Board’s self-evaluation process.

Sources of Nominees

The nomination of Mr. Aliff was recommended by a non-management director currently serving on our Board. After considering the Board’s needs and Mr. Aliff’s skills and experience, along with the other factors identified above, the NCGC determined to recommend Mr. Aliff to the Board. Upon the recommendation of the NCGC, on May 7, 2019, the Board appointed Mr. Aliff, effective the same date.

The NCGC is authorized to engage professional search firms at the Company’s expense to assist with the identification, evaluation and due diligence on potential nominees for Board vacancies. In 2019, the Company retained Korn/Ferry International (“Korn Ferry”), a third-party search firm that was paid a fee for its services, to assist with identifying potential nominees to the Board and performing appropriate due diligence on such candidates. After considering several candidates identified and evaluated by Korn Ferry, the NCGC determined that Mr. DeGraffenreidt was a qualified candidate. Upon the recommendation of the NCGC, on September 10, 2019, Mr. DeGraffenreidt was appointed by the Board, effective November 11, 2019.

As described under “Election of Directors” on page 7, the NCGC and the Board believe that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareowners.

Annual Director Performance Evaluations

As required by our Corporate Governance Guidelines, the Board conducts an evaluation of its performance on an annual basis. The Board has the authority to retain advisors or consultants and to provide for their compensation by the Company, as the Board deems appropriate, to assist in designing and implementing such evaluation. Annually, all Board members participate in a self-assessment that is administered by the NCGC. The self-assessment focuses on the following areas: board structure and leadership, logistics, conduct of the meetings, discharge of board responsibilities, and Board culture and ethics. The Board members are also asked to identify ways to improve the effectiveness of the Board. During fiscal year 2019, the NCGC Chair interviewed each Board member to solicit their views on the Board’s performance. The results of the interviews were shared with the NCGC and discussed with the Board. Feedback from the leadership team was also provided to the Board informally at the Board’s request. Each of the Audit Committee, NCGC and the LDCC also conduct a self-evaluation administered by their committee chair on an annual basis.

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Corporate Governance and Related Matters

Our business and affairs are managed under the direction of the Board in accordance with the New Jersey Business Corporation Act and our Restated Certificate of Incorporation and By-Laws, as amended. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Board Meetings and Attendance at Annual Meeting of Shareowners

During fiscal year 2019, there were twelve meetings of the Board. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which she or he served during the fiscal year. We encourage all directors to attend our annual shareowners’ meetings. All of the directors serving at the time of the 2019 Annual Meeting of Shareowners held in January 2019 attended the annual meeting.

Board Standards of Independence

The Board sets our independence standards (“Company Independence Guidelines”) in our Corporate Governance Guidelines. The Company Independence Guidelines provide that a majority of the Board must be independent under the independence standards established by the Corporate Governance Guidelines, the New York Stock Exchange (“NYSE”) and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

•	the director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company
•	the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service)
•	(I) the director is a current partner or employee of a firm that is our internal or external auditor; (II) the director has an immediate family member who is a current partner of such a firm; (III) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (IV) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time
•	the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee
•	the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.

For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the

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look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

A Board member may sit on the board of any of our affiliates if, except for being a director on each such board of directors, the member otherwise meets the independence requirements for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the board of directors. Each member of the Board must submit a letter of resignation to the Chairman of the Board when the member changes his or her principal occupation or employment, or leaves or retires from the business with which such occupation or employment was carried out. The letter will be submitted to the NCGC, which will make a recommendation to the Board regarding such director’s continued service on the Board. The Board will then determine whether to accept such resignation.

With the exceptions of Mr. Downes, the Chairman of the Board, and Mr. Westhoven, the Chief Executive Officer, the Board has affirmatively determined that each member of the Board is independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2019 to any charitable organization in which an independent director had served as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

The Company Independence Guidelines are described in the Corporate Governance Guidelines and are available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Certain Relationships and Related Person Transactions

Our Board has adopted a written related person transaction policy that governs the review, approval or ratification of covered related person transactions. Our Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if:

•	the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy,
•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party,
•	the transaction is approved by the disinterested members of the Board, or
•	the transaction involves compensation approved by the LDCC.

In the event our management recommends a related person transaction to the Audit Committee, that transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction. Our management will update the Audit Committee as to any material change to the proposed related person transaction at each subsequently scheduled Audit Committee meeting. When our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee or the Chairman approves only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareowners, as the Audit Committee or the Chairman determines in good faith.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

A “related person” is defined as:

•	Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors
•	Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities
•	Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner
•	Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a five percent or greater beneficial ownership interest

Except as discussed below, there have been no related person transactions or proposed transactions since the beginning of fiscal year 2019 between the Company and our directors or executive officers, either directly or indirectly. Additionally, there are no legal proceedings to which any director, officer, principal shareowner or any affiliate thereof, is a party that would be material and adverse to us.

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Andrew Westhoven, the brother of Stephen D. Westhoven (President and Chief Executive Officer of the Company) is employed by NJR Clean Energy Ventures, serving as Senior Project Manager-Construction and Engineering. The total compensation paid to Andrew Westhoven during 2019 was within the range set for employees with comparable qualifications and responsibilities who hold similar positions at the Company (salary of $123,800 to $238,000, plus short-term annual incentive compensation targeted between 15 to 30 percent of salary). He also received health insurance and other benefits available to all other employees in a similar position. His compensation was determined in accordance with our compensation practices applicable to employees who hold similar positions. Stephen D. Westhoven did not and does not have any direct responsibility for reviewing his brother’s work or any influence over his brother’s compensation or the other terms of his employment. The Audit Committee reviewed, approved and ratified the compensation of Andrew Westhoven.

Board Refreshment and Succession Planning

The Board recognizes the importance of Board refreshment and succession planning to ensure that our directors possess a composite set of skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities (see “Election of Directors” and “Summary of Director Qualifications and Experience” above for a discussion of the key qualifications considered by the NCGC in evaluating candidates). In order to promote thoughtful Board refreshment, the Board adopted a director retirement policy, as discussed below.

Director Retirement Policy

The Company’s Corporate Governance Guidelines provide that no director may serve beyond the date of the first annual meeting of shareowners following her or his 75th birthday. Only under extraordinary circumstances, as determined by the Board, may a retired director remain on the Board as a director emeritus.

Board Succession Planning Activities

With a number of retirements expected over the next several years, the NCGC discussed Board succession planning and refreshment at each of its meetings in fiscal year 2019. As a result of those efforts, two new directors were added to the Board during the fiscal year. Over the next five years, we expect at least six director retirements — five due to mandatory retirement age and one due to an announced retirement.

As our longest-tenured directors retire from the Board, we are continuing with our director recruitment efforts to help ensure that the size and expertise of the Board are maintained at the level the Board believes appropriate and in alignment with the strategic direction of our Company. For example, in 2019, following the departure of one of our directors and in anticipation of the planned retirement of two of our directors in 2020, the Board appointed two new directors: Messrs. Aliff and DeGraffenreidt.

Mr. Aliff’s breadth of experience as a public utility accounting expert, as well as his experience as a public company director, made him an excellent choice to succeed Mr. Strange as Audit Committee Chair upon his retirement in January 2020.

Mr. DeGraffenreidt’s experience as a chief executive officer of a public utility also addressed a significant need for Board expertise, particularly following the retirement of Mr. Downes in 2020. The Board actively considers director candidates as part of its Board refreshment initiatives.

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Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

As provided in the Corporate Governance Guidelines, the Board does not have a policy on whether the roles of the Chief Executive Officer and Chairman of the Board should be separate or, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. As of October 1, 2019, we operate with Mr. Downes, our former Chief Executive Officer, serving as Chairman of the Board and Mr. Westhoven, serving as Chief Executive Officer. The Board elected Mr. Downes as Chairman of the Board in September 1996 and Mr. Westhoven was appointed as Chief Executive Officer, effective October 1, 2019. Mr. Downes served as Chief Executive Officer from July 1995 to September 2019, when he was succeeded in that role by Mr. Westhoven as part of our long-term succession planning process. Prior to his appointment as our Chief Executive Officer, Mr. Westhoven served as our Chief Operating Officer from October 1, 2018.

The Board believes that having Mr. Downes serve as non-executive Chairman of the Board until January 22, 2020, is the appropriate corporate governance structure for us at this time because it most effectively utilizes Mr. Downes’ extensive experience and knowledge regarding the Company, as well as 23 years of experience serving on our Board, by allowing him to lead Board discussions regarding our business and strategy while providing continuity during the leadership transition. The Board is currently considering the future structure of the Board following Mr. Downes’ retirement as Chairman of the Board on January 22, 2020.

To ensure that the independent directors play a leading role in our current leadership structure, the Board established the position of Lead Director in the Corporate Governance Guidelines in 2003. Mr. Correll currently serves as our Lead Director. In addition, we maintain a significant majority of independent directors (Messrs. Downes and Westhoven are the only non-independent directors) and independent Board committees. The Lead Director is in frequent contact, and regularly consults, with the Chairman of the Board and the Chief Executive Officer. The Lead Director is elected by the independent directors and ensures that the Board operates independently of management and directors and that shareowners have an independent leadership contact. The Lead Director also presides over the executive sessions of the non-management directors.

The Lead Director, who must satisfy our independence standards, has the following specific roles and responsibilities:

•  Ensures that the Board and its committees function independently of our management

•  Chairs Board meetings when the Chairman is not present or when there is a potential conflict

•  Confers with the Chairman to develop the agenda for the Board meetings and schedules for the Board and committee meetings

•  Provides advice and counsel to the Chairman on Board meeting schedules to ensure there is sufficient time for all agenda items

•  Calls meetings and sets agendas for executive sessions of the independent directors

•  Evaluates and oversees, with the Chairman, the quality, quantity and timeliness of the information submitted by management to the independent directors

•  Acts as a liaison between the independent directors and the Chairman and senior management

•  Confers with the NCGC Chair and the Chairman as to the membership of the various committees and committee chairs

•  Coordinates with the NCGC Chair and the Chairman in the performance evaluation of the Board and its committees

•  Coordinates with the NCGC in the performance evaluation of the Chairman

•  Is available for consultation and direct communication, under appropriate circumstances, if requested by major shareowners

•  Retains advisors and consultants at the request of the independent directors

•  Performs such other duties and responsibilities as may be delegated to the Lead Director by the Board from time to time

The Board also has four standing Committees: the Audit Committee, the LDCC, the NCGC and the Executive Committee. Each Committee has a separate chairperson and each committee, other than the Executive Committee, is composed solely of independent directors.

Given our current circumstances and operating strategies, we believe having a separate Chairman of the Board and Chief Executive Officer, as well as having a Lead Director and independent standing Board committees, is the most appropriate structure for our shareowners and us. We believe this structure demonstrates clear leadership to our employees, shareowners

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and other interested parties. The Lead Director supports the role of the independent directors by providing leadership to the independent directors and working closely with the Chairman of the Board and Chief Executive Officer.

As part of the Board’s annual assessment process, the Board evaluates our board leadership structure to ensure that it remains appropriate. The Board has implemented a structure with separation of the roles of Chief Executive Officer and Chairman of the Board, but believes that the absence of a policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the Board with the flexibility to determine the best leadership structure in the future. As discussed above, the Board is currently considering the future structure of the Board following Mr. Downes’ retirement as Chairman of the Board on January 22, 2020.

Board Review of Committee and Subsidiary Board Roles and Structure

Management and the Board periodically reviews the roles, structure and meeting practices of the committees of the Board and NJR’s subsidiary boards of directors in order to ensure proper governance and to improve processes and efficiency, including improved meeting agendas and committee planners.

Specifically, among other things, the Board delegated oversight of environmental and sustainability issues to the NCGC and the Board enhanced oversight of cybersecurity at the Audit Committee.

Board’s Role in Risk Oversight

The Board is responsible for our risk oversight. Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerance. Our management team holds regular meetings that identify, discuss and assess financial risk from current macro-economic, industry and company perspectives. In carrying out its risk oversight function, the Board’s four standing committees are responsible for risk oversight within their respective areas of responsibility and each committee regularly reports to the Board. Each of the committee’s charters, other than the Executive Committee charter, reflects such responsibilities. Generally, the Board’s committees and subsidiary boards of directors oversee the risks detailed below.

Audit Committee: Responsible for discussing with management our major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As previously disclosed, in September 2018, the Board enhanced oversight of cybersecurity at the Audit Committee level and also began receiving regular technology updates at the Board level. As part of its regular reporting process, management reports and reviews with the Audit Committee our material risks, including, but not limited to, proposed risk factors and other public disclosures, mitigation strategies and our internal controls over financial reporting. In 2019, the Audit Committee continued to focus on cybersecurity risks, receiving regular reports from management on the topic. The Audit Committee also engages in periodic discussions with the Chief Financial Officer and other members of management regarding risks, as appropriate. Our internal Risk Management Committee (“RMC”) was established by the Audit Committee to develop, implement and enforce risk management procedures for NJRES, NJNG and NJRCEV, and continuously monitors our credit risk management, risks related to trading positions, and trading risk policies and procedures applicable to those entities. The RMC comprises individuals from our affiliated companies that meet approximately once a month and provides periodic reports to the Audit Committee. The RMC’s duties include, but are not limited to, evaluating the effectiveness of existing credit policies and procedures, reviewing material transactions and discussing emerging issues.

LDCC: Considers succession planning, human resources risks, human capital management and risks that may result from our executive compensation programs.

NCGC: Considers risks related to corporate governance structure, board refreshment and succession planning, corporate governance policies and practices, and risks related to environmental stewardship, sustainability and corporate social responsibility.

Each committee regularly reports to the Board. Moreover, the Board reviews and oversees our various financial policies, financing programs, capital and operating plans, benefit plan management, technology projects and certain risk management policies.

Subsidiary Boards: Our several subsidiary boards of directors, which are composed largely of non-management directors, enhance our operational risk oversight. The board of directors of NJNG provides operational and financial risk oversight to that subsidiary, while the boards of directors of NJRES, NJR Energy Investments Corporation and NJRCEV jointly meet periodically and discuss the operational and financial risks of those subsidiaries.

We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership at the committee and subsidiary board level, with ultimate oversight by the full Board as led by the Chairman of the Board and the Lead Director.

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Board’s Role in Human Capital Management

Our Board believes that human capital management is an important component of our continued growth and success, and is essential for our ability to attract, retain and develop talented and skilled employees. We pride ourselves on a culture that respects co-workers and values concern for others. Fostering a culture and environment that values diversity and ethics helps create an inclusive organization where we embrace, leverage and respect the differences of our employees, customers and the communities where we live, work and serve.

Management regularly reports to the LDCC on human capital management topics, including corporate culture, diversity and inclusion, employee development and compensation and benefits. The LDCC has regular involvement in talent retention and development and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for Chief Executive Officer succession planning and monitors management’s succession plans for other key executives. The Board believes that the establishment of a strong management team is the best way to prepare for an unanticipated executive departure.

Each year, we conduct an employee feedback survey designed to help us measure overall employee engagement. The feedback employees provide during the survey helps us evaluate employee programs and benefits and monitor our current practices for potential areas of improvement. Our LDCC maintains oversight of matters related to human capital management and in that capacity reviews the results of the employee feedback survey. In fiscal year 2019, the LDCC reviewed the results of the annual employee survey, which showed continued high levels of engagement, satisfaction and retention.

Information About the Board’s Committees

The Board has established various committees to assist with the performance of its responsibilities. The information below provides a description of the roles of each committee, as well as membership and meeting information for fiscal year 2019.

Audit Committee
Members: J. Terry Strange (Chair) Gregory E. Aliff Donald L. Correll Robert B. Evans Thomas C. O’Connor George R. Zoffinger Meetings Held: Nine

Independence

All members are independent within the meaning of the listing standards of the NYSE and the independence standards set by the Board as discussed under “Corporate Governance and Related Matters — Board Standards of Independence” on page 16, and as set forth in Rule 10A-3(b) of the Exchange Act.

Qualifications

All members are “financially literate” and, as required by the NYSE listing standards, at least one member of the Audit Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined in the rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002.

Under the corporate governance requirements of the NYSE listing standards, if an audit committee member simultaneously serves on the audit committee of more than three public companies, the board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the listed company’s audit committee. The Board has determined that the service of Mr. Strange on the audit committee of more than three public companies during fiscal year 2019 did not impair his ability to serve effectively as a member of our Audit Committee.

Responsibilities:

•  Oversees management’s responsibilities for accounting, internal control over financial reporting and financial reporting

•  Selects, appoints, compensates and oversees the independent registered public accounting firm each fiscal year, approves the retention of, and retains, such firm for any other purposes, and approves the audit and non-audit fees we pay to such firm

•  Reviews the scope and the results of the work of the independent registered public accounting firm and internal auditors

•  Reviews the adequacy of internal control over financial reporting

•  Monitors major financial risk and cybersecurity risk exposures

•  Prepares the Audit Committee Report

The functions and responsibilities of the Audit Committee are described in more detail in the “Audit Committee Report” on page 75.

The Audit Committee operates under a written charter adopted by the Board that is available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

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Leadership Development and Compensation Committee (LDCC)
Members: Sharon C. Taylor (Chair) Donald L. Correll M. William Howard Jane M. Kenny David A. Trice Meetings Held: Four

Independence

The Board has determined that the members are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the “Internal Revenue Code”) and “independent directors” (as defined under the applicable NYSE listing standards and our Corporate Governance Guidelines as discussed above under “Corporate Governance and Related Matters — Board Standards of Independence” on page 16). In addition, no LDCC member is a current or former employee of the Company or any of our subsidiaries.

Responsibilities:

•  Performs the responsibilities of the Board relating to compensation of our executives

•  Oversees the performance and qualifications of senior management and interprets, implements and administers the annual compensation and benefits for all of the Company’s and our subsidiaries’ officers

•  Reviews and approves financial corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers

•  Evaluates the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives

•  Determines and approves compensation levels for our Chief Executive Officer and our other executive officers based on this evaluation

•  Makes recommendations to the Board with respect to annual and long-term incentive compensation plans; and evaluates the performance of, and determines the salaries, incentive compensation and executive benefits for officers

•  Administers our equity-based and other executive compensation plans

•  Oversees our leadership development, including review of our succession planning for senior management, officer promotions and affirmative action and diversity plans

•  Considers the impact of our executive compensation program, and the incentives created by the compensation awards that the LDCC administers, on our risk profile

•  Reviews all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us

•  Prepares the Report of the LDCC on page 56

The LDCC operates under a written charter adopted by the Board that is available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

The Chairman of the LDCC works with our Chief Executive Officer, Senior Vice President and Chief Human Resources Officer and our Legal Department to establish the agenda for LDCC meetings. The Senior Vice President and Chief Human Resources Officer and management personnel reporting to her prepare data and materials for review by the LDCC using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review by the LDCC’s independent compensation consultant of peer company proxy data, professional research consortia and nationally recognized compensation databases.

The LDCC reviews the performance and compensation of our Chief Executive Officer with input from the full Board (in the form of written evaluations) and our Chief Executive Officer’s self-evaluation. The LDCC approves the compensation of the other executive officers based upon the evaluation and recommendation of our Chief Executive Officer and its own review of each executive officer’s individual performance highlights. When it deems appropriate, the LDCC engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the LDCC’s duty to establish each of the executive officers’ targeted overall compensation levels.

Our Board remains focused on its responsibilities in the areas of succession planning and talent development to ensure strong internal leadership capabilities that will support NJR’s strategic plan. The Chief Executive Officer provides a review of the performance and long-term leadership potential of our team, including possible succession candidates for key leadership positions. The Board receives updates throughout the year. The Board engages outside resources as needed to assist with the process. The Board also has in place a confidential plan for emergency succession in the event of the unexpected departure of the Chief Executive Officer.

The LDCC reports regularly to the Board on matters relating to the LDCC’s responsibilities. In addition, the LDCC follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information regarding the compensation-related activities of the LDCC, see the sections entitled “Compensation Discussion and Analysis” on page 31 and “Report of the Leadership Development and Compensation Committee” on page 56 of this Proxy Statement.

The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2019, the LDCC retained Frederic W. Cook & Co. Inc. (“FW Cook”) as its independent compensation consultant. The independent compensation consultant was retained to (I) assist in gathering and analyzing market data, (II) advise the LDCC on compensation standards and trends, (III) provide an annual risk assessment of our compensation policies and (IV) assist in the implementation

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of policies and programs during fiscal year 2019. In retaining FW Cook, the LDCC separately considered the six factors set forth in Section 10C-1(b)(4) (i) through (vi) of the Exchange Act, and based on such consideration, determined that the work of FW Cook did not raise any conflicts of interest. For a further discussion of the role of FW Cook, please see the section entitled “The Compensation Review Process – Role of Compensation Consultant” on page 36.

Nominating/Corporate Governance Committee (NCGC)
Members: Jane M. Kenny (Chair) Sharon C. Taylor David A. Trice George R. Zoffinger Meetings Held: Seven

Independence

All members are “independent” within the meaning of the listing standards of the NYSE and the independence standards set by the Board as discussed under “Corporate Governance and Related Matters — Board Standards of Independence” on page 16.

Responsibilities:

•  Assesses the corporate needs for an effective Board

•  Makes recommendations to the Board regarding Board composition, size, compensation, skills and talent needs

•  Identifies individuals qualified to be directors, consistent with the criteria approved by the Board and set forth in the Corporate Governance Guidelines (for information on the nomination process see “Director Nominations and Evaluations Processes” on page 15)

•  Leads the annual self-evaluation performance review of the Board

•  Recommends to the Board the selection of nominees for election to the Board

•  Recommends to the Board the individual directors to serve on the committees of the Board

•  Recommends to the Board corporate governance guidelines and oversees related governance matters

•  Advises the Board on environmental stewardship, sustainability and matters that impact corporate social responsibility, advocacy and our reputation

•  Fulfills its oversight responsibility for risk management by periodically assessing and responding to, as appropriate, material risks that may arise in connection with governance structures and processes

For information on how to nominate a director see “Director Nominations and Evaluations Processes” on page 15.

The NCGC operates under a written charter that is available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Executive Committee
Members: Donald L. Correll (Chair) Laurence M. Downes Robert B. Evans M. William Howard Jane M. Kenny J. Terry Strange Sharon C. Taylor Meetings Held: None

Independence

With the exception of Mr. Downes, all members are independent within the meaning of the listing standards of the NYSE and the independence standards set by the Board as discussed under “Corporate Governance and Related Matters — Board Standards of Independence” on page 16.

Responsibilities:

During the interval between meetings of the Board, the Executive Committee is authorized under our By-Laws, as amended, to exercise all powers of the Board, unless specifically directed otherwise by the Board or otherwise proscribed by law.

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Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the practices of the Board, including the following:

•	qualification, selection and election of directors
•	director orientation and continuing education
•	director responsibilities
•	Board composition and performance
•	director access to management and independent advisors
•	director compensation and share ownership guidelines
•	management evaluation and succession
•	policies regarding the Lead Director
•	meetings of the non-management directors
•	the policy on communicating with the non-management directors

A copy of our Corporate Governance Guidelines is available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Compensation Committee Interlocks and Insider Participation

No member of the LDCC was at any time an officer or employee of the Company, or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.

Code of Business Conduct and Ethics

The Board has adopted the Code of Conduct, a code for all directors, officers and employees, as required by the NYSE rules, which also satisfies the requirements of Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the SEC with respect to our principal executive officer and senior financial officers. The Board has also adopted a Wholesale Trading Code of Conduct, a code applicable to all officers and any employees and agents directly or indirectly involved in the submission of offers or bids to buy or sell natural gas or pipeline or storage capacity (together with the Code of Conduct, the “Codes”). The Codes form the foundation of a comprehensive process that includes compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct and the high integrity level of our employees. The Codes cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Copies of the Codes are available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Communications with the Board

Any shareowner or interested party wishing to communicate with the Lead Director, the non-management directors, any Board committee or specified individual director on an anonymous basis may do so by calling Ethicspoint, Inc., an unaffiliated toll-free hotline service, at 1-866-384-4277 or by submitting a report via its secure website at www.ethicspoint.com. Ethicspoint, Inc. will then notify the Lead Director or another designated representative of the non-management directors. In addition, any shareowner may communicate in writing to non-management directors by mailing communications to them c/o New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719, Attention: Lead Director. The Lead Director and his duly authorized agents are responsible for collecting and organizing shareowner communications with the Board.

Each credible complaint that is received will be reviewed and investigated by one or more of the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee and/or the Lead Director, or such other person that the Lead Director determines to be appropriate, unless a separate sub-committee of the Board is created to handle the investigation.

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Director Compensation

The Board, at the recommendation of the NCGC, sets compensation for directors who are not employees of either the Company or our subsidiaries. The NCGC reviews the form and amount of compensation of non-employee directors at least once a year to ensure that the directors are being compensated appropriately. In September 2018, the NCGC considered a competitive review of director compensation among the Company’s peer group companies that was prepared by FW Cook, an independent compensation consultant. See “The Compensation Review Process—Fiscal Year 2019 Peer Group” on page 37 for more information. Based on FW Cook’s review, which informed the Board on changes to director compensation in the context of market data, as well as trends and recent developments, the NCGC recommended and the Board approved effective January 1, 2019, an increase to the annual equity retainer, increasing the value of the annual equity retainer from $105,000 to $110,000 (the number of shares to be based upon the closing price of a share of the Company’s Common Stock on the date of the grant).

Compensation for directors who were not officers of the Company or our subsidiaries is detailed in the below table.

Director Annual Cash Retainer	$68,000
Lead Director Additional Cash Retainer	$25,000
Annual Stock Retainer	Shares of Common Stock worth $110,000 (the number of shares based upon the closing price of a share of Common Stock on the date of the grant)
Annual Retainer- Committee Members
Audit Committee	$12,000
LDCC	$6,000
NCGC	$6,000
Additional Annual Retainer for Committee Chairs:
Audit, Executive Committee, LDCC, NCGC	$15,000
Subsidiary Board Retainer*
Member**	$9,000
Additional Annual Retainer- Lead Director***	$15,000

*	Subsidiary Boards include the Boards of Directors for NJNG, NJRES, NJRCEV and NJR Energy Investments Corporation.
**	Subsidiary Board member annual retainers and any additional meeting fees are based upon each member only being compensated for one meeting when joint Boards of Directors meetings occur.
***	Lead Directors of more than one subsidiary Board will only be paid a single annual retainer fee of $15,000 for service as Lead Director on those Boards.

In the event of extraordinary circumstances resulting in an excessive number of Board or Committee meetings beyond the typical number of meetings of a Board or Committee in a given year, the Board retains discretion to pay an additional per meeting fee of $1,500 to each attending non-employee director that is a member of such Board or Committee.

Pursuant to our 2017 Stock Award and Incentive Plan, each non-employee director’s annual cash and equity compensation is limited to no more than $500,000 per fiscal year (calculating the value of any equity compensation based on the grant date fair value). Exceptions can only be made for a non-executive chair of the Board or, in extraordinary circumstances in the LDCC’s discretion, other individual non-employee directors.

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Directors’ Deferred Compensation Plan

Non-employee directors of the Company are eligible to defer up to 100 percent of their Board compensation under the NJR Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”). This includes the deferral of the payment of annual Board and committee retainers, Board meeting fees and committee meeting fees. At the director’s election, deferred amounts are credited to either an “interest account” or a “stock account.”

If deferred amounts are credited to a stock account, such account is credited with a number of shares based on the closing price of our Common Stock on the date we allocate such fees (no later than 90 days after the deferred fees would have been paid) and such account is credited with additional shares based on the deemed reinvestment of dividends. An interest account is credited monthly with interest at a rate equal to the Prime Rate listed in the Wall Street Journal plus two percent based on the average daily balance credited to the account for that month. The rate is adjusted on a monthly basis. At the election of the participating director, deferred balances in the stock and/or interest accounts are payable after termination of Board service in a lump sum or in installments over a period not to exceed five years after termination of Board service.

Fiscal Year 2019 Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2019.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Gregory E. Aliff	52,384	72,028	—	58	124,470
Maureen Borkowski(5)	98,000	110,000	11,162	58	219,220
Donald L. Correll	135,000	110,000	—	58	245,058
James H. DeGraffenreidt, Jr.(6)	—	—	—	—	—
Robert B. Evans	104,000	110,000	—	58	214,058
M. William Howard, Jr.	98,000	110,000	—	58	208,058
Jane M. Kenny	104,000	110,000	—	508	214,508
Thomas C. O’Connor	80,000	110,000	—	58	190,058
J. Terry Strange	104,000	110,000	—	58	214,058
Sharon C. Taylor	104,000	110,000	17,884	58	231,942
David A. Trice	89,000	110,000	—	58	199,058
George R. Zoffinger	95,000	110,000	15,868	12,558	233,426

(1)	This column reports the amount of cash compensation earned in fiscal year 2019 for Board (including Subsidiary Boards) and committee service. For fiscal year 2019, each non-employee director received an annual cash retainer of $68,000, other than Mr. Aliff, who received a pro-rated payment based upon the number of days serving on the Board during calendar year 2019, and Mr. DeGraffenreidt, who did not join the Board until November 2019.
(2)	These amounts are calculated in accordance with the share-based compensation provisions of Financial Accounting Standards Board (FASB) ASC Topic 718. Each director serving on January 1, 2019, received an annual stock retainer of 2,472 shares of Common Stock valued at $110,000 based on the grant date closing price of $44.50 on January 2, 2019. Mr. Aliff received a pro-rated retainer, based upon the number of days serving on the Board during calendar year 2019, of 1,445 shares of Common Stock valued at $72,028 based on the grant date closing price of $49.85.
(3)	Amounts in this column show the amount contributed by us in fiscal year 2019, as we provide a return on directors’ deferred compensation at the federal prime rate plus two percent as part of our Directors’ Deferred Compensation Plan.
(4)	Amounts in this column for all non-employee directors do not represent compensation paid to the non-employee directors. These amounts comprise our matching contributions to eligible organizations made in fiscal year 2019 as part of our overall support of charitable organizations under our Matching Gift Program and premiums we paid in fiscal year 2019 for a Directors and Officers Travel Insurance Policy in the amount of approximately $58 per director.
(5)	Ms. Borkowski resigned from the Board effective May 7, 2019.
(6)	Mr. DeGraffenreidt did not receive compensation during fiscal year 2019 as he did not join the Board until November 11, 2019.

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Non-Employee Director Share Ownership Guidelines

All non-employee directors are required to own shares of our Common Stock with a market value equal to five times the annual cash retainer, to foster a mutual interest between Board members and shareowners of the Company. We expect non-employee Board members to retain at least 50 percent of the Common Stock received from the Company as part of their annual stock retainer until the share ownership requirements are met. These requirements are designed to ensure that non-employee directors acquire and retain a meaningful and significant ownership interest in the Company during their tenure on the Board. All of our non-employee directors are in compliance with these guidelines.

None of the non-employee directors hold stock options. The aggregate number of shares of Common Stock held by each non-employee director (including deferred stock) as of September 30, 2019, was as follows:

Directors	Shares of Common Stock
Gregory E. Aliff	1,454
Donald L. Correll	35,429
James H. DeGraffenreidt, Jr.	1,000
Robert B. Evans	33,820
M. William Howard, Jr.	30,950
Jane M. Kenny	27,597
Thomas C. O’Connor	9,078
J. Terry Strange	35,568
Sharon C. Taylor	33,713
David A. Trice	36,476
George R. Zoffinger	98,779

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Stock Ownership

Principal Shareowners

The following table sets forth, as of November 25, 2019, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares		Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	12,547,617	(2)	13.9%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	9,400,253	(3)	10.4%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	6,161,271	(4)	6.8%

(1)	The percentage shown in the table is based on 90,169,270 shares of Common Stock outstanding on November 25, 2019.
(2)	As reported on an Amendment No. 9 to Schedule 13G filed with the SEC on January 31, 2019. BlackRock, Inc. (“BlackRock”) held sole voting power over 12,244,576 shares of Common Stock and sole dispositive power over 12,547,617 shares of Common Stock. The number of shares of Common Stock owned by BlackRock may have changed since the filing of Amendment No. 9 to Schedule 13G.
(3)	As reported on an Amendment No. 11 to Schedule 13G filed with the SEC on February 11, 2019. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 84,411 shares of Common Stock as a result of serving as investment manager of collective trust accounts. VFTC directs the voting of these shares of Common Stock. Amendment No. 11 to Schedule 13G also indicates that Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 18,864 shares of Common Stock as a result of serving as investment manager of Australian investment offerings. VIA directs the voting of these shares. The Vanguard Group, Inc. reported that it held sole voting power over 92,914 shares of Common Stock, sole dispositive power over 9,400,253 shares of Common Stock, shared voting power over 10,361 shares of Common Stock and shared dispositive power over 94,772 shares of Common Stock. The number of shares of Common Stock held by The Vanguard Group, Inc. may have changed since the filing of Amendment No. 11 to Schedule 13G.
(4)	As reported on Schedule 13G filed with the SEC on February 14, 2019. State Street Corporation (“State Street”) reported that it held shared voting power over 5,888,606 shares of Common Stock, shared dispositive power over 6,161,271 shares of Common Stock, sole voting power over 0 shares of Common Stock and sole dispositive power over 0 shares of Common Stock. The number of shares of Common Stock owned by State Street may have changed since the filing of the Schedule 13G.

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Directors and Executive Officers

The following table sets forth, as of November 25, 2019, the beneficial ownership of our Common Stock of each of the directors, each of our executive officers listed in the Summary Compensation Table below and all of our directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares (or shares such powers with his or her spouse). The beneficial ownership of each director and executive officer is less than one percent of the outstanding shares. The shares owned by all such persons as a group constitute approximately 1.3 percent of the total shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)
Gregory E. Aliff	1,454
Donald L. Correll	35,429
James H. DeGraffenreidt, Jr.	1,378
Laurence M. Downes	425,909	(3)
Robert B. Evans	33,820
M. William Howard, Jr.	30,950
Jane M. Kenny	27,597
Patrick J. Migliaccio	22,661
Amanda E. Mullan	16,149
Thomas C. O’Connor	9,078
J. Terry Strange	35,568
Sharon C. Taylor	33,713
David A. Trice	36,476
Nancy A. Washington	1,721
Stephen D. Westhoven	136,699
George R. Zoffinger	98,779
All Directors and Executive Officers as a Group (18 Persons)	1,149,962	(2)(3)
(1)	Each individual has furnished information as to the amount and nature of beneficial ownership not within our knowledge.
(2)	Includes deferred shares of Common Stock held by the directors and executive officers pursuant to the Directors’ Deferred Compensation Plan or the Officers’ Deferred Compensation Plan over which they have sole voting power but no investment power, as follows: Mr. Aliff – 1,454 shares, Mr. Correll— 21,871 shares, Mr. Howard— 14,237 shares, Ms. Kenny— 14,237 shares, Mr. O’Connor— 9,078 shares, Mr. Strange— 9,085 shares, Ms. Taylor— 27,609 shares, Mr. Trice— 24,891 shares, Mr. Zoffinger— 95,838 shares and all directors and executive officers as a group— 279,378 shares.
(3)	Includes 762 shares of Common Stock held by Mr. Downes as custodian for the benefit of a relative.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10 percent of our equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10 percent shareowners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of these reports furnished to us, we believe that all filing requirements applicable to such officers and directors and greater than 10 percent shareowners were complied with during fiscal year 2019.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents information, as of September 30, 2019, with respect to equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareowners	603,509	—	2,516,370
Equity Compensation Plans Not Approved by Shareowners(3)	—	—	—
TOTAL	603,509	—	2,516,370
(1)	There are no outstanding options, warrants or rights. This amount includes restricted stock units, deferred retention stock units and performance share units that may vest based upon certain conditions and would be paid in the form of shares of Common Stock on a one-to-one basis upon vesting. This amount does not include outstanding shares of restricted stock. Assumes vesting at the maximum payout level for performance-based awards.
(2)	There is no weighted-average exercise price for this column as none of the outstanding awards have an exercise price.
(3)	We do not have equity compensation plans that have not been approved by shareowners.

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Compensation Discussion and Analysis

This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this Proxy Statement that describe the compensation awarded to, earned by, or paid to the named executive officers.

Executive Summary

The purpose of the Compensation Discussion and Analysis is to explain the process the LDCC of the Board uses to determine compensation and benefits for the following individuals, who are our “named executive officers” for the fiscal year ended September 30, 2019, and to provide the rationale and context for those compensation decisions.

Laurence M. Downes	Chairman of the Board and former Chief Executive Officer(1)
Stephen D. Westhoven	President and Chief Executive Officer(2)
Patrick J. Migliaccio	Senior Vice President and Chief Financial Officer
Nancy A. Washington	Senior Vice President and General Counsel
Amanda E. Mullan	Senior Vice President and Chief Human Resources Officer
(1)	Mr. Downes served as our Chief Executive Officer until September 30, 2019.
(2)	Mr. Westhoven was appointed as our President and Chief Executive Officer effective October 1, 2019, and previously served as our President and Chief Operating Officer from October 1, 2018, to September 30, 2019.

Compensation of our named executive officers is determined under our compensation and benefits program for senior executives, which is governed by the LDCC. Information with respect to the LDCC can be found on page 22 of this Proxy Statement.

At our 2019 Annual Meeting of Shareowners, 97.4 percent of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation we paid to our named executive officers.

The LDCC, which is composed exclusively of independent directors, believes that the shareowner vote confirms the philosophy and objective of linking our executive compensation to performance, our commitment to stakeholders, enhancement of our shareowner value and executive leadership. We view this level of shareowner support as an affirmation of our current pay practices and, as a result, no significant changes were made to our executive compensation pay practices for fiscal year 2019. Our Board and the LDCC will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Our Guiding Philosophy

Our compensation philosophy is guided by the principle of pay-for-performance. While aligning each executive’s compensation with our short-term and long-term business goals, we aim to provide the incentives needed to attract, motivate, reward and retain our management talent, which is crucial to our long-term success.

Our compensation programs are designed to support our business goals by rewarding achievement of short-term and long-term objectives in a manner that links compensation of our executive officers with the value created for our shareowners.

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Developments in our Executive Compensation Program for Fiscal Year 2019

During fiscal year 2019, we undertook our annual review of our executive compensation practices to ensure that our plans and practices were supportive of the goals of the organization, competitive with industry practice and in keeping with the best interests of our shareowners. As a result of that review, the LDCC made no significant changes to the executive compensation program for fiscal year 2019, which featured the following:

•	An Officer Incentive Program for fiscal year 2019 (the “2019 OIP”), which consists of goals which need to be met to earn an annual cash incentive award including Net Financial Earnings (NFE)[1] goals, Commitment to Stakeholders (CTS) operational measures (several of which link to sustainability goals), and individual leadership goals.
•	A long-term equity incentive award program for our executive officers (other than Messrs. Downes and Westhoven) that includes a mix of performance share awards with performance criteria based on cumulative NFE per basic share (NFEPS) over a 36-month period (“FY 2019 NFE Performance Share Units”) and total shareowner return (TSR) versus an industry comparator group over a 36-month period (“FY 2019 TSR Performance Share Units”) and Time-Vested Restricted Stock Unit awards, each granted under our 2017 Stock Award and Incentive Plan (the “2017 Plan”).
•	A long-term equity incentive award package for Messrs. Downes and Westhoven, consisting entirely of “at-risk” equity awards, including FY 2019 NFE Performance Share Units, FY 2019 TSR Performance Share Units and Performance-Based Restricted Stock Units payable in three annual installments, with each installment vesting subject to achievement of a NFEPS goal for the fiscal year ended September 30, 2019.
•	The long-term equity incentive award program also provides us with the ability under the 2017 Plan to grant deferred retention stock unit awards, which we use from time to time as performance recognition awards that reward outstanding performance while encouraging retention of key executives and providing a disincentive to executives to work for a competitor upon termination of employment with us. A deferred retention stock unit award was granted in fiscal year 2019 to our former Chief Executive Officer in recognition of his 2019 performance as described in more detail under “Deferred Retention Stock Unit Awards to NEOs” on page 46.
•	Our long-term equity incentive awards for fiscal year 2019 include non-competition and non-solicitation covenants designed to protect us from paying out awards to departed executives who engage in certain activities that could harm the Company.
•	On November 12, 2019, we expanded our compensation recoupment policy to cover detrimental conduct that results in material financial or reputational harm to the Company. For more information regarding the recoupment policy, please see “Compensation Recoupment (“Clawback”) Policy” on page 55.

To implement our pay-for-performance philosophy, the LDCC attempts to set reasonable but rigorous goals for our OIP and performance shares granted to our named executive officers.

Fiscal Year 2019 Performance Highlights

Fiscal 2019 was a solid year for NJR, with financial performance just short of meeting our expectations. Our business segments produced NFE of $175.0 million, which was 99.4 percent of the target set in the 2019 OIP. Our performance was driven primarily by NFE from our regulated businesses and a strong contribution from our clean energy segment despite lower than expected NFE at NJRES due to lack of sustained cold weather and related price volatility. Our results over the last three years have been very strong, as indicated by the above target payout of our fiscal year 2017 TSR and NFE-based performance share units, which rewarded our executives for performance over the 36-month period ended September 30, 2019.

New Jersey Resources (NJR)

•	NFEPS of $1.96 was within our initial guidance of $1.95 to $2.05 per share.
•	NJR’s NFE of $175.0 million was slightly below the 2019 OIP NFE target of $176.1 million.
•	We increased our annual dividend rate by 6.8 percent, which represented the 26th dividend increase over the past 24 years.
•	Strong operational performance as measured against our CTS metrics.
•	Through our Volunteers Inspiring Service In Our Neighborhoods (VISION) program, our employees, retirees and their families contributed more than 5,400 hours of volunteer service, assisting more than 2,500 nonprofit and community-based service organizations.

New Jersey Natural Gas (NJNG)

•	NJNG exceeded targets/goals with the addition of 9,711 new customers.
•	For the 26th consecutive year, NJNG recorded the lowest number of complaints per 1,000 customers with the New Jersey Board of Public Utilities, when compared to other major New Jersey utilities.
•	For the fifth consecutive year, we ranked highest in customer satisfaction with residential natural gas service in the East among large utilities, according to the J.D. Power 2019 Gas Residential Customer Satisfaction StudySM. This represents the 14th J.D. Power award we have received since 2002.
•	NJNG continues to have the fewest leaks per mile and best leak response time of any natural gas utility in New Jersey.

(1)	NFE is a financial measure not calculated in accordance with generally accepted accounting principles (GAAP) of the United States and is discussed in greater detail beginning on page 40 of this Proxy Statement under “Net Financial Earnings Component.” For a full discussion of NFE and a reconciliation to net income, please see our most recent Annual Report on Form 10-K filed on November 22, 2019, Part II, Item 7.

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•	Through the SAFE II and NJ RISE infrastructure programs, NJNG replaced 72 miles of unprotected steel main in its system; completed the reinforcement of a regulator station in Long Beach Island; and accomplished successful horizontal directional drills under the Barnegat Bay for the installation of secondary feeds into both Mantoloking and Seaside Park. These efforts will strengthen our system, especially in storm prone areas.
•	Secured all permits for the construction of the Southern Reliability Link pipeline project and began construction of the project.

NJR Energy Services (NJRES)

•	Despite the weak natural gas market fundamentals experienced this year, our team at NJR Energy Services was able to leverage its expertise to significantly increase the value of our storage and transportation assets in fiscal 2019 and positively contribute to our earnings.

NJR Clean Energy Ventures (NJRCEV)

•	NJRCEV placed seven commercial solar projects into service in fiscal 2019, adding over 50 megawatts to total capacity.
•	The Sunlight Advantage®, NJRCEV’s residential solar leasing program, added 800 residential solar lease customers and now serves over 8,100 residential customers in New Jersey.

NJR Midstream (Midstream)

•	Midstream’s fifty-percent ownership stake in Steckman Ridge, a 12 Bcf storage field in Pennsylvania, posted equity in earnings of approximately $9.5 million.
•	Midstream acquired the Leaf River Energy Center, a natural gas storage facility with 32.2 MMDth of working natural gas storage capacity and connections to six interstate pipelines.
•	Adelphia Gateway secured nearly all of the necessary permits and regulatory approvals to move the project forward.

NJR Home Services (NJRHS)

•	NJRHS set a new company record, completing over 10,000 service jobs in a month and handling more than 95,000 jobs for the year.

Our Pay-for-Performance Link

Our financial and operational performance in fiscal year 2019 largely met or exceeded the financial and operational goals set forth in our 2019 OIP, resulting in annual short-term incentive award payouts to our named executive officers of 114.3 percent of their respective target award amounts under our 2019 OIP. Our NFEPS for fiscal year 2019 of $1.96 was within the NFE guidance range we issued in November 2018, but total NFE of $175.0 million was slightly below our target of $176.1 million. Our strong operational execution was reflected by our performance against our 2019 OIP Commitment to Stakeholders targets, which included activities that are not measured by financial metrics. Due to our strong cumulative financial performance and total shareowner return over the last three fiscal years, we paid out 117 and 119 percent of the fiscal year 2017 NFE-based and TSR-based performance share units, respectively. Additionally, our NFE goal for the fiscal year 2019 Performance-Based Restricted Stock Units was achieved.

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Key Compensation Corporate Governance Practices

The LDCC and our NCGC continuously review evolving practices in executive compensation and corporate governance. We have adopted certain policies and practices that we believe are consistent with industry best practices.

WHAT WE DO
Use an appropriate balance between short-term and long-term compensation.
Use multiple performance metrics under the 2019 OIP to encourage executives to focus on financial and operational goals important to the Company and other stakeholders.
Link realized value from long-term equity incentives to absolute and relative stock price performance.
Link annual short-term incentive compensation directly to certain environmental and social goals through our Commitment to Stakeholders.
Conduct an annual review and assessment of potential and existing risks arising from our compensation programs and policies.
Develop and adhere to meaningful share ownership guidelines for our directors and executive officers.
Subject cash and equity incentive compensation paid to our executive officers to our Compensation Recoupment Policy (“Clawback Policy”).
Prohibit hedging and pledging of our stock by our directors, officers and employees.
Require a “double trigger” for acceleration of equity award grants following a change of control.
Engage an independent advisor, who performs no other work for the Company, to advise the LDCC on executive compensation matters and the NCGC on director compensation matters.
WHAT WE DO NOT DO
Enter into employment agreements with any executive officer; therefore, none of our executive officers are entitled to a minimum base salary, guaranteed bonus or guaranteed equity awards.
Provide executive officers any excise tax payment or tax gross-up for change of control related payments, or a tax gross-up on any perquisites.
Provide excessive perquisites.
Allow repricing of stock options or buyout of underwater stock options without shareowner approval.

Principles of Our Compensation Framework

The LDCC believes that the compensation program for executive officers should reward the achievement of our short-term and long-term objectives and that compensation should be related to the value created for our shareowners. Furthermore, the compensation program should reflect competitive and best practices in the marketplace. The following objectives serve as the LDCC’s guiding principles for all compensation decisions.

•	Our executive compensation and benefits should attract, motivate, reward and retain the management talent necessary to achieve our business objectives at compensation levels that are fair and competitive with those of comparable companies.
•	Compensation should be set based on the leadership and contribution of each executive officer, taking into account individual skill sets, experience and achievement.
•	Compensation should also be based upon our “Commitment to Stakeholders” key performance measures for safe, reliable, and competitively priced service; customer service; quality; valuing employees and corporate citizenship.
•	Compensation should be linked to corporate performance as measured by financial performance and creation of long-term value for our shareowners.
•	Compensation should consist of an appropriate mix and weighting among base salary, annual short-term incentive awards and long-term equity incentive awards such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at-risk” compensation for the executive should increase as a percentage of total compensation.

In addition, the LDCC believes that the various elements of our compensation program effectively align compensation with performance measures that are directly related to our financial goals and creation of shareowner value without encouraging executives to take unnecessary and excessive risks.

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Elements of Our Compensation Program for Named Executive Officers

The LDCC has a specific mix of compensation components that it targets, with the intent to make each component of total direct compensation competitive with that of other companies of similar size and operational characteristics, while also linking compensation to individual and corporate performance and encouraging share ownership by senior management. The table below describes each compensatory element available in our compensation program for executives and briefly explains how it promotes our objectives. We believe the combination of these elements provides an appropriate balance of rewards, incentives and benefits to our executives; enables us to meet our desired compensation objectives; strengthens our ability to attract and retain highly qualified individuals and to appropriately link pay to performance.

Element of Compensation	Description	How This Element Promotes Company Objectives
Annual Short-Term Compensation:
Base Salary	Fixed annual compensation that is certain in payment and provides continuous income.	Aids in both recruitment and retention; designed to be competitive in the marketplace.
Annual Short-Term Incentive Awards	Performance-based compensation for achieving established annual goals based on NFE, individual leadership and our Commitment to Stakeholders.	Motivates and rewards achievement of annual corporate objectives by providing at-risk pay opportunities linked to Company and individual performance.
Long-term Compensation:
Performance Share Awards	Grants of stock units that are payable in Common Stock and earned based on TSR performance relative to an industry comparator group and cumulative NFEPS, each over a three-year period.	Provides strong performance incentives to executives by aligning a portion of their compensation to the TSR on our Common Stock versus that of an industry comparator group of selected companies and also to our long-term NFEPS.
Time-Vested Restricted Stock Unit Awards	Grants of time-vested stock units that are payable in Common Stock, which are part of our long-term incentive program and may also be used for special recognition of superior performance; time-based vesting over a specified period.	Promotes retention, increases equity ownership and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.
Performance-Based Restricted Stock Unit Awards	Grants of stock units with time-based vesting if we achieve annual NFEPS goals.	Provides strong performance incentives to executives by aligning a portion of their compensation to our financial performance, promotes retention and supports shareowner alignment objectives.
Deferred Retention Stock Awards	Grants of deferred retention stock units that are payable in Common Stock (“Deferred Retention Stock”) that may be part of our long-term incentive program and are also used to recognize and reward superior performance; executive must comply with non-competition and non-solicitation covenants to receive share payout at a future date.	Promotes retention by providing a disincentive for executives to leave us for a competitor and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.
Other Compensation:
Deferred Compensation	Opportunity to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles.	Provides an opportunity for executives to defer compensation based on personal financial needs and objectives; program enables the Company to offer a competitive total compensation package at minimal cost to us.
Post-Termination Payments and Benefits	Payments and benefits upon termination of an executive’s employment in specified circumstances, such as retirement, death, disability or a change of control, as described in greater detail beginning on page 68.	Provides assurance of financial security, which is desirable in lateral recruiting and executive retention and permits objective evaluation by executives of potential changes to our strategy and structure.
Other Benefits	Executives participate in employee benefit plans generally available to our employees, including our Employees’ Retirement Savings Plan; qualified defined benefit plan for retirement allowances; medical, dental, life, accidental death and dismemberment, travel and accident and long-term disability insurance; and certain limited perquisites.	Fair and competitive programs to provide family protection and facilitate recruitment and retention as part of our broad-based total compensation.

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The Compensation Review Process

Process for Approval of Compensation Measures

Our planning process begins in May (the third quarter of our fiscal year) when management identifies financial and operational goals, performance measures, and action plans that are tied to our Commitment to Stakeholders and that will be executed by the business units and approved by our management in August (the fourth quarter of our fiscal year) for the following fiscal year. These metrics are typically presented to the Board in September for approval. Upon approval by the Board, the financial and operational goals become the compensation measures for the executive officers and are the foundation for our Commitment to Stakeholders, which is also communicated to the entire organization through the performance planning and evaluation process and through management presentations to employees.

Role of the LDCC and the Chief Executive Officer

Governance of our compensation program is the responsibility of the LDCC, which consists solely of independent directors. The LDCC works with management, in particular our Chief Executive Officer and the Senior Vice President and Chief Human Resources Officer, in making decisions regarding our compensation program. The LDCC reviews and takes into account all elements of executive compensation in setting policies and determining compensation amounts. The Chief Executive Officer is responsible for recommending to the LDCC the compensation amounts of each of our named executive officers, other than himself. Messrs. Downes and Westhoven attended meetings of the LDCC, but did not participate in the portion of the meetings when their respective compensation or performance was discussed during fiscal year 2019.

Role of Compensation Consultant

The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2019, the LDCC retained FW Cook as its independent compensation consultant. All work completed by the independent compensation consultant is subject to the approval of the LDCC. The independent compensation consultant’s role, with respect to the LDCC, is to provide independent advice and counsel. The LDCC does not delegate authority to its outside advisor. Prior to each meeting of the LDCC, the independent compensation consultant meets with the Chief Executive Officer or his executive officer designee and the Chair of the LDCC, followed, as deemed necessary by the LDCC Chair, by a private meeting with only the LDCC Chair. The LDCC also periodically meets in executive session with its independent compensation consultant to discuss our compensation program. During fiscal year 2019, the independent compensation consultant periodically met with management at the direction of the LDCC, participated in LDCC meetings, reviewed materials in advance, provided additional data to the LDCC on market trends and overall compensation design, and reviewed recommendations for base salary and annual short-term and long-term equity incentive awards for our named executive officers. Additionally, FW Cook provided support to the LDCC with respect to compensation issues related to our Chief Executive Officer transition.

In May 2019, the LDCC determined that FW Cook had no other financial ties to the Company or our management and that it does not have any conflicts of interest after considering the relevant factors, including those prescribed under SEC and NYSE rules.

Peer Group Analysis

So that we can successfully attract and retain the high-quality executive talent critical to our long-term success, we intend that the levels of compensation available to executive officers who enhance corporate value are competitive with the compensation offered by publicly held companies that are similar to us with regard to size and industry focus. To understand the competitive market for pay and set the compensation terms for our program, we analyze the compensation programs of a peer group of companies.

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Fiscal Year 2019 Peer Group

The companies in the peer group were selected based on business model similarities, size, and other growth and business factors. Our peer group for fiscal year 2019 compensation (“2019 Peer Group”) is as follows:

Atmos Energy Corporation	ONE Gas, Inc.
Avista Corporation	South Jersey Industries, Inc.
Black Hills Corporation	Southwest Gas Corporation
National Fuel Gas Company	Spire Inc.
NiSource Inc.	Vectren Corporation
Northwest Natural Holding Company	WGL Holdings

As of October 15, 2019, our market capitalization was at the 30th percentile of the 2019 Peer Group, and our revenues were at the 68th percentile of the 2019 Peer Group.

Fiscal Year 2020 Peer Group

In September 2019, with assistance from FW Cook, the LDCC undertook a comprehensive review of the peer group for fiscal year 2020 compensation in the wake of merger and acquisition activity that resulted in the loss of two companies from the 2019 Peer Group (Vectren and WGL). In order to increase the statistical reliability of the group and to allow the group to withstand further industry consolidation, the following companies form the peer group for fiscal year 2020 compensation:

AltaGas Ltd.*	NiSource Inc.
Ameren Corporation*	Northwest Natural Holding Company*
Atmos Energy Corporation	Northwestern Corporation
Avista Corporation	ONE Gas, Inc.
Black Hills Corporation	PNM Resources, Inc.*
Chesapeake Utilities Corporation*	South Jersey Industries, Inc.
IDACORP, Inc.*	Southwest Gas Holdings, Inc.
MDU Resources Group, Inc.*	Spire Inc.
National Fuel Gas Company

*	Indicates new additions to Peer Group for fiscal year 2020.

As of October 15, 2019, our market capitalization was at the 32nd percentile of the 2020 Peer Group, and our revenues were at the 68th percentile of the 2020 Peer Group.

Establishing Total Direct Remuneration

Total direct remuneration is the sum of base salary, annual short-term incentive awards and long-term equity incentive awards. A significant portion of each named executive officer’s remuneration is established by performance-based incentives, which require achievement of performance goals as a condition to earning annual short-term incentive awards and long-term equity incentive awards. The at-risk portion of total direct remuneration provides increased pay for higher levels of corporate and/or business unit performance and lower pay for performance below target levels.

In setting each named executive officer’s total direct remuneration opportunity, the LDCC takes into account other factors such as the responsibilities, experience, performance, contributions and service of the executive. As a result, we do not set total direct remuneration or the component parts at levels to achieve a mathematically precise market position. In determining executive compensation, the LDCC reviews all components of our Chief Executive Officer’s and each other named executive officer’s total direct remuneration to ensure such compensation meets the goals of the program. As a part of this review, the LDCC considers corporate performance information, compensation survey data, the advice of its independent consultant, and the recommendations of management. The LDCC also takes into consideration individual and overall Company operating performance to ensure executive compensation reflects past performance, as well as future potential, and adequately differentiates among employees based on the scope and complexity of each employee’s job position, market comparisons, individual performance and experience, and

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our ability to pay. The LDCC reviews annually our Chief Executive Officer’s and each other named executive officers’ performance prior to considering changes in compensation. Our Chief Executive Officer’s performance, and the performance of each other named executive officer, is evaluated in light of our overall performance (as described in greater detail below) and non-financial goals and strategic objectives approved by the LDCC and the Board. Based on its latest review, the LDCC believes total compensation for each of the named executive officers is reasonable.

The following table shows the target total direct remuneration opportunity that the LDCC approved for fiscal year 2019. The table states the annual salary of each named executive officer as of January 1, 2019. The table includes the amount of the annual short-term incentive award that could have been earned by a named executive officer meeting target performance goals relating to NFE, our Commitment to Stakeholders and individual leadership described below. Annually, the LDCC uses long-term equity incentive awards as a component of the named executive officers’ compensation. The table below shows the target value of long-term equity incentive awards granted to each of the named executive officers in fiscal year 2019.

Name	Salary ($)	Target Annual Short-Term Incentive Amount(1) ($)	Long-Term Equity Incentive Value(2) ($)	Target Total Direct Remuneration ($)
Laurence M. Downes	975,000	1,072,500	2,104,751	4,152,251
Stephen D. Westhoven	500,000	375,000	809,011	1,684,011
Patrick J. Migliaccio	375,950	225,570	449,011	1,050,531
Nancy A. Washington	357,500	178,750	374,192	910,442
Amanda E. Mullan	320,392	160,196	365,715	846,303

(1)	The target annual short-term incentive amount for Mr. Downes was 110 percent of annual salary. For Mr. Westhoven the target annual short-term incentive amount was 75 percent of annual salary. For Mr. Migliaccio the target short-term incentive amount was 60 percent of annual salary. For Mses. Mullan and Washington the target amount was 50 percent of annual salary.
(2)	Represents grant date fair market value of long-term equity incentive awards granted in fiscal year 2019. For more information regarding the grant of long-term equity incentive awards in fiscal year 2019, please see “Long-Term Equity Incentive Awards” on page 47. Does not include the value of Deferred Retention Stock awarded in fiscal year 2019 for performance in fiscal year 2018.

Below is a graphic representation of the components of the fiscal year 2019 total target direct remuneration opportunity for each named executive officer, which highlights that for each of the named executive officers, a substantial part of compensation is at-risk and subject to the named executive officer and the Company meeting certain performance goals and/or changes in Company stock price.

FISCAL YEAR 2019 TOTAL TARGET DIRECT REMUNERATION OPPORTUNITY

64 percent of our NEOs total target direct remuneration opportunity for fiscal year 2019 was at-risk, including 76 percent of Mr. Downes’ total.

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Components of Compensation

Base Salary

Base salary increases for our named executive officers, with the exception of our Chief Executive Officer, are recommended by our Chief Executive Officer and subject to review and approval by the LDCC and the Board. Base salary increases for our Chief Executive Officer are recommended by the LDCC and approved by the independent members of the Board. In setting the base salary level of each executive officer, the LDCC considers marketplace compensation data compiled and presented by its independent compensation consultant, as well as the executive’s experience level, demonstrated capabilities, time and placement in position, our geographic region, and the actual performance of the Company and the executive. No particular weight is assigned to any one factor. In November 2018, the Board approved an increase in base salary for the following named executive officers of between 3.0 and 17.65 percent, effective January 1, 2019.

Name	Base Salary as of 1/1/2018 ($)	Increase (%)	Increase ($)	Base Salary as of 1/1/2019
Laurence M. Downes	925,000	5.40	50,000	975,000
Stephen D. Westhoven(1)	425,000	17.65	75,000	500,000
Patrick J. Migliaccio	365,000	3.00	10,950	375,950
Nancy A. Washington(2)	325,000	10.00	32,500	357,500
Amanda E. Mullan	311,060	3.00	9,332	320,392
(1)	Mr. Westhoven’s base salary was increased 17.65 percent due to his promotion to his role as President and Chief Operating Officer.
(2)	Ms. Washington’s base salary was increased in recognition of her experience in her role and her positioning with respect to her peers at companies in our compensation peer group.

Annual Short-Term Incentive Awards

We maintain a strong link between performance and pay within our executive compensation program through emphasis on incentives and utilization of financial, operational and leadership measures, which we believe are key drivers of long-term value creation for shareowners. The LDCC reviews and approves the annual performance objectives for the Company and our named executive officers at the start of each fiscal year. In November 2018, the LDCC approved the 2019 OIP. Our objectives for the 2019 OIP considered the results of a review of our compensation programs by FW Cook and their accompanying recommendations.

Our objectives for the 2019 OIP were to maintain a line of sight for each executive officer by providing them with an understanding of their individual objectives and how they could be achieved based on areas that they impact, continue the linkage to corporate results and provide flexibility to determine awards based on qualitative performance assessments.

The 2019 OIP sought to motivate our senior executives by rewarding them when our annual financial performance goals and their individual performance goals were met or exceeded. After the end of fiscal year 2019, the Chief Executive Officer and the LDCC evaluated the degree to which the Company and our named executive officers met or exceeded their respective goals. Under the 2019 OIP, the Chief Executive Officer recommends the annual short-term incentive awards to the LDCC for executive officers other than himself.

2019 OIP Annual Short-Term Incentive Awards

Under the 2019 OIP, the performance hurdle approved by the LDCC for the named executive officers’ annual short-term incentive awards in November 2018 was NFE $132.1 million (“2019

OIP Performance Hurdle”), which was 75 percent of the NJR target NFE amount for fiscal year 2019 of $176.1 million. An explanation of NFE is provided directly below under “Net Financial Earnings Component.” No awards would be paid under the 2019 Plan with respect to an officer unless the 2019 OIP Performance Hurdle was achieved.

In addition, under the 2019 OIP, based upon the recommendations of the Chief Executive Officer, the LDCC reserves the ability to modify, based upon its qualitative assessment, any annual short-term incentive award payable, subject to the maximum payout limit. Our Chief Executive Officer, subject to LDCC approval, also may recommend special recognition awards to named executive officers (other than the Chief Executive Officer) who have made significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve special recognition awards to the Chief Executive Officer. The Chief Executive Officer engages in extensive discussions, evaluation and review of his recommendations with the LDCC to reach a consensus on the annual short-term incentive awards.

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The Chief Executive Officer uses the criteria set forth in the 2019 OIP to guide his recommendations of the annual short-term incentive awards for the named executive officers, other than himself, to the LDCC. The criteria that guides the Chief Executive Officer’s recommendations are: (I) NFE, (II) Commitment to Stakeholders and (III) Leadership. Each named executive officer’s annual short-term incentive award is based 50 percent on our NFE, 30 percent on the named executive officer achieving an individual leadership component, and 20 percent on the Company meeting the goals of an overall Commitment to Stakeholders component. These criteria are used to balance our focus on affordability with the use of non-financial metrics that are leading indicators of the creation of long-term shareowner value. While these criteria serve as guidelines, the Chief Executive Officer has discretion to recommend a modification of the actual awards to the LDCC. The target percentage of base salary for the annual short-term award opportunity for each of our named executive officers is set forth below.

Name	Target Annual Short-Term Incentive Award Opportunity
Laurence M. Downes	110%
Stephen D. Westhoven	70%
Patrick J. Migliaccio	60%
Nancy A. Washington	50%
Amanda Mullan	50%

Actual fiscal year 2019 short-term incentive award payments under the 2019 OIP, if earned, could range from 0 percent up to 150 percent of this targeted amount for each of the named executive officers. Amounts payable under the 2019 OIP (in excess of target) could be paid in full, or in part, in the form of cash, restricted stock or deferred retention stock based on our Chief Executive Officer’s recommendation and subsequent approval by the LDCC. The actual payouts of the 2019 annual short-term incentive awards are described in the section of the Proxy Statement entitled — “Actual Fiscal Year 2019 Short-Term Incentive Award Payouts Under the 2019 OIP,” on page 44.

Net Financial Earnings Component

NFE represents net income excluding the accounting impact and resulting volatility in our GAAP earnings due to unrealized gains and losses from certain derivative instruments, net of applicable tax adjustments. NFE is not an alternative to a measure derived from GAAP, such as earnings per share or any other GAAP measure of liquidity or financial performance. We use NFE as a key performance measure for compensatory purposes because we believe it strongly encourages capital discipline and better investment decisions and leads to enhanced cash flow and shareowner value. Our Chief Executive Officer is our chief operating decision maker, and he uses NFE as a measure of profit or loss in measuring the results of our operations.

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No annual short-term incentive award is payable to our named executive officers under the 2019 OIP unless we achieve the 2019 OIP Performance Hurdle. However, the LDCC retains the ability to pay an annual short-term incentive award if we do not achieve the 2019 OIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.

While an annual short-term incentive award may be paid if we achieve the 2019 OIP Performance Hurdle, if we do not achieve at least 80 percent of NJR’s target NFE amount (“Threshold NFE”), no portion of the annual short-term incentive award would be paid attributable to the NFE component. Achievement of 120 percent of NJR’s target NFE amount (“Maximum NFE”) or greater would result in a payout of 150% of the target amount for the NFE component.

The 2019 OIP allows the LDCC to approve the exclusion of certain expenses in excess of budgeted amounts from the calculation of NFE used for purposes of the NFE component of the annual short-term incentive award formula. These adjustments are designed to allow us to make certain investments and expenditures in years with strong financial performance at NJR without penalizing our executives. The LDCC did not make any such adjustments for fiscal year 2019.

For fiscal year 2019, the target NFE amount for NJR was $176.1 million. Therefore, the Threshold NFE was $140.9 million. The fiscal year 2019 NFE target was based on an annual compound annual growth rate consistent with our NFE guidance from fiscal year 2017 through fiscal year 2019. Our target NFE amounts for fiscal years 2017 and 2018 were $147.5 million and $159.4 million, respectively. During fiscal year 2018 we experienced sustained cold weather conditions in certain areas of the country that created extremely high levels of volatility in the wholesale natural gas markets. NJRES’ operations are such that the sustained cold weather and volatile market conditions created much higher-than-expected profits for NJR in 2018. The fiscal year 2019 plan assumed a return to more normal conditions and accordingly, set target NFE lower than the actual results from fiscal year 2018. NJR’s actual NFE for fiscal year 2019 was $175.0 million.

The graph to the right shows the Threshold NFE and the performance/payout curve for the NFE component of the annual short-term incentive awards. The maximum level of payout for the NFE component was 150 percent of the target amount, while achievement of Threshold NFE would result in a payout of 50 percent of the target amount. Payouts for performance between the stated performance levels are interpolated.

Leadership Component

The LDCC assesses the leadership component for our Chief Executive Officer based on a review of his performance in comparison with his specific individual objectives for the past fiscal year. The leadership component of the annual short-term incentive award for the other named executive officers is determined based on our Chief Executive Officer’s review of established business unit initiatives and individual performance assessments, which is then discussed and ratified by the LDCC. As part of his review, our Chief Executive Officer seeks and considers specific examples of how each named executive officer met the applicable objectives. The maximum payout for this portion of the annual short-term incentive award is equal to 150 percent of the targeted amount.

Mr. Downes’ leadership objectives for fiscal year 2019 included:

•	Achieve the goals and objectives enumerated in our fiscal year 2019 business and financial plans
•	Implement the initiatives contained in our fiscal year 2019 Commitment to Stakeholders
•	Focus on implementation of NJNG’s regulatory agenda
•	Enhance our strong relationships with all key external stakeholders
•	Continue to make progress on our senior leadership succession plan and implementation of our long-term strategic plan

The leadership objectives of the other named executive officers for fiscal year 2019 included:

•	Executing the initiatives contained in our fiscal year 2019 Commitment to Stakeholders
•	Creating an atmosphere that emphasizes strategic thinking and innovation

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•	Expanding their breadth of knowledge about our business to identify and support new growth opportunities
•	Executing their job responsibilities
•	Fostering collaboration and teamwork throughout the organization

Commitment to Stakeholders (CTS) Component

The CTS component of the annual short-term incentive award is determined based on a subset of the 57 specific performance measures that the LDCC views as important to our stakeholders, and that encompass a broader range of our activities that are not necessarily reflected in our financial metrics, including many that relate to the sustainability efforts being undertaken by NJR. These performance measures are company-wide and fall into the following five categories:

•	Safe, reliable and competitively priced service: Measures employee safety, system safety and reliability, service reliability and competitive pricing
•	Customer satisfaction: Measures customer care, problem resolution, billing accuracy and timely response
•	Quality: Measures quality of processes throughout the organization
•	Valuing employees: Measures provision of feedback to employees, leadership development, workforce relations and positive work environment
•	Corporate citizenship: Measures customer and community outreach, environmental focus, promotion of ethical behavior and fostering of community and business relationships

The 57 performance measures were established through a process that began early in the third quarter of fiscal year 2018. A team of employees from across our business units selected these performance measures spanning the five CTS categories listed above. The set of 57 performance measures was reviewed by our Chief Executive Officer and Chief Financial Officer, who made further revisions to and recommendations regarding the measures, which were then approved by our Chief Executive Officer and our Board.

The LDCC and management use these metrics to measure our overall effort to provide our customers, shareowners, communities and other stakeholders with the highest quality service and performance. Each of the performance measures is objective and quantifiable. For instance, one way we measure corporate citizenship is by calculating the total number of employee volunteer hours and calculating the total number of people reached by our customer and community outreach programs using data compiled at each volunteer event during the course of the fiscal year.

For each performance measure, a performance target was developed based upon historical company information, peer information, comparative data, trends and, in certain cases, benchmarks required by state regulations. Performance targets were set by the appropriate business unit leaders, reviewed by our Quality Department, and approved by our senior executive team, including our Chief Executive Officer. Thereafter, the Board approved the 57 performance measures and targets. The performance measures and targets were published and distributed to our employees shortly after the beginning of fiscal year 2019. Separately, the senior executive team recommended a subset of the 57 performance measures to the Chief Executive Officer and the LDCC for purposes of determining the CTS component of the annual short-term incentive award. The Chief Executive Officer and the LDCC then reviewed the subset. The LDCC and the Board ultimately approved a final subset of six performance measures (the “Performance Measures”). When selecting the Performance Measures, the Chief Executive Officer and the LDCC selected one or more significant measures in each of the five CTS categories to encompass a broad spectrum of our performance, thereby allowing them to best gauge, on a company-wide basis, how well the executive management team is fulfilling the CTS. As a result, the LDCC considers the Performance Measures as those most useful for a broad assessment of executive performance.

When determining the CTS component of the annual short-term incentive award, the LDCC, in consultation with the Chief Executive Officer, establishes threshold, target and maximum performance levels for each of the Performance Measures. The threshold level is based on a level of performance that was believed to be achievable, the target level is based on a level of performance that was believed to be aggressive, but attainable, and the maximum level is based on a level of performance that was believed to be attainable by achieving exceptional performance. Each of these Performance Measures is weighted equally and an overall average measurement is obtained. The overall average measurement reflects the average company-wide performance on the Performance Measures (each weighted equally) on a scale of 0 to 120 percent of the target goal. The percentage of target is adjusted to a scale of 0 to 150 percent for purposes of determining the CTS component of the annual short-term incentive award. For example, if we were to meet the maximum of 120 percent of the target goal for each of the Performance Measures, the average company-wide performance amount would be 150 percent.

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We maintain a meaningful link between executive compensation and our sustainability efforts to create long-term value in areas such as human capital management, safety and corporate citizenship by including performance metrics in our Commitment to Stakeholders that reward executives for performance with respect to:
Safety	Human Capital Management	Corporate Citizenship

Emergency response time and DART incident rate	Diversity training efficacy	Employee Volunteer Hours

The table below shows the six equally-weighted Performance Measures, and indicates our threshold, target and maximum performance levels, as well as indicating our actual performance for each of the Performance Measures:

As illustrated in the table above this paragraph, during fiscal year 2019, the average company-wide performance as compared to the target goal was 110.2 percent of the target goal. This corresponded to a payout of 125.5 percent of the target payout amount for the CTS component of the annual short-term incentive award formula.

Payout as a Percent of Target for CTS Component
Threshold	Target	Maximum	Actual
50%	100%	150%	125.5%

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Actual Fiscal Year 2019 Annual Short-Term Incentive Award Payouts under the 2019 OIP

In November 2019, the LDCC reviewed our NFE against the 2019 OIP Performance Hurdle before considering whether each of the named executive officers qualified for an annual short-term incentive award under the 2019 OIP as set forth below:

2019 OIP Performance Hurdle: $132.1 million NFE
2019 OIP NFE Target: $176.1 million NFE
Actual 2019 Performance: $175.0 million NFE

The LDCC reviewed the results of the 2019 OIP for Mr. Downes and then reviewed the results of the 2019 OIP for the other named executive officers based on the recommendations made by the Chief Executive Officer. The amount of the annual short-term incentive award approved by the LDCC for the Chief Executive Officer and the amounts of the annual short-term incentive awards recommended by the Chief Executive Officer to the LDCC, and subsequently approved by the LDCC, for the other named executive officers, are set forth on page 39.

For fiscal year 2019, the NFE, CTS and leadership components comprised 50 percent, 20 percent and 30 percent, respectively, of the annual short-term incentive awards under the 2019 OIP for each of our named executive officers. This totaled a payout amount equal to 114.3 percent of the target amount for the fiscal year 2019 total annual short-term incentive award for each named executive officer, as calculated as set forth below.

NFE Component

For fiscal year 2019, our NFE was $175.0 million, which corresponded to a payout amount equal to 98.4 percent of the total target annual short-term incentive award related to the NFE component for the named executive officers. We calculated this payout amount as follows:

NFE Component Calculation

(In millions)

NJR Actual NFE	NJR Target NFE	Percent of Target	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
$175.0	$176.1	99.4%	98.4%	50%	49.2%

Leadership Component

Our Chief Executive Officer submitted individual leadership performance reviews for each of the named executive officers for discussion and consideration by the LDCC. The LDCC reviewed each of the named executive officer’s 2019 individual leadership results, including results for our Chief Executive Officer, and assessed these results against such named executive officer’s objectives. Below is a summary of certain 2019 individual performance highlights for each of our named executive officers that were factored into their 2019 annual short-term incentive award and the setting of 2019 total targeted direct compensation.

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Name	Fiscal Year 2019 Performance Highlights
Laurence M. Downes	•	Achieved NFE within our NFE guidance range despite challenging conditions, particularly in wholesale energy markets
	•	CTS performance remained strong, highlighted by NJNG winning another J.D. Power Award — our 14th award since 2002
	•	Maintained strong key stakeholder relationships
	•	Board’s CEO transition process successfully completed
Stephen D. Westhoven	•	Delivered NFE within our range of guidance despite challenges at NJRES and infrastructure projects missing forecasted timelines
	•	NJNG base rate case filed with implementation of new rates in effect in fiscal 2020
	•	Accelerated NJRCEV capex and cut expenses to meet gaps and deliver for our customers, shareowners and employees
	•	Developed regulatory strategy to recover costs and grow NJNG; received all final permits for the Southern Reliability Link, allowing project to move toward completion
	•	Midstream evaluated numerous projects in fiscal 2019; negotiated and entered into an agreement to purchase Leaf River Energy Center
	•	NJR was an active participant in shaping solar and clean energy growth in the state; educated policy makers on advantages of a balanced approach that keeps natural gas in the long-term energy plan
	•	Reviewed organization to ensure staffing alignment with our strategic goals and succession planning. Added new officers to increase our financial capability and our expertise as a midstream operator
	•	Preserved culture and values as NJR becomes more innovative and entrepreneurial
	•	Continued to reward results and consider ways to streamline the organization without sacrificing culture
Patrick J. Migliaccio	•	Renewed revolving credit facilities and issued tax-exempt and taxable debt at favorable rates and evaluated other financing options for infrastructure projects
	•	Achieved NFEPS of $1.96, which was within NJR’s NFE guidance for fiscal year 2019
	•	Evaluated numerous midstream investment opportunities for financial and strategic fit prior to successfully bidding for Leaf River Energy Center
	•	Achieved no significant financial statement adjustments or material weaknesses
Nancy A. Washington	•	Provided critical legal advice and counsel to Company executives and Board of Directors on a wide range of corporate and regulatory matters
	•	Provided legal counsel and support to all major transactions and infrastructure projects
	•	Effectively managed all major litigation and regulatory matters; oversaw the management of all litigation and claims
	•	Continued the build-out and modernization of, and provided leadership development to, the legal function
	•	Effectively maintained a strong corporate governance structure, improving and adjusting where appropriate
	•	Successfully oversaw the Company’s strong culture of compliance and ethical conduct
Amanda E. Mullan	•	Continued to cultivate the internal talent pool through executive succession planning
	•	Successfully ratified NJNG and NJRHS Collective Bargaining Agreements
	•	Successfully completed multi-year Office of Federal Contract Compliance Programs audit with zero findings
	•	Collaborated with business units on action planning from the 2018 employee survey results, launched the 2019 employee pulse survey, and communicated results internally
	•	Built and began implementing a multi-year Diversity and Inclusion Strategy

The Chief Executive Officer advised the LDCC that Mr. Migliaccio and Mses. Washington and Mullan achieved 133.3 percent of their leadership goals, which corresponded to a payout amount equal to 40 percent of their respective total target annual short-term incentive awards. The LDCC determined that Mr. Downes achieved 133.3 percent of his leadership goals, and Mr. Westhoven achieved 133.3 percent of his leadership goals, which corresponded to a payout amount equal to 40 percent of their respective total target annual short-term incentive awards. We calculated the payout amount for the Leadership Component for each named executive officer as follows:

Percent of Target Payout Amount for Leadership Component	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
133.3%	30%	40%

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CTS Component

We achieved 125.5 percent of our CTS targets, which corresponded to a payout amount equal to 25.1 percent of the total target annual short-term incentive award. We calculated this payout amount as follows:

Actual Performance as a Percentage of Commitment to Stakeholders Target	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
110.2%	125.5%	20%	25.1%

OIP FORMULA PAYOUT FOR NAMED EXECUTIVE OFFICERS

PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		TOTAL PAYOUT AS A PERCENTAGE OF TARGET AMOUNT
49.2%	+	40%	+	25.1%	=	114.3%

The 2019 OIP formula payout amount was equal to 114.3 percent of the target total annual short-term incentive awards for each of our named executive officers.

These annual short-term incentive award amounts are set forth in the table below and in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 58 of this Proxy Statement.

Name	Fiscal Year 2019 Annual Short-Term Incentive Award Paid ($)*
Laurence M. Downes	1,225,868
Stephen D. Westhoven	428,625
Patrick J. Migliaccio	257,827
Nancy A. Washington	204,311
Amanda E. Mullan	183,104
*	These awards were paid in cash.

Deferred Retention Stock Unit (“DRSU”) Awards to NEOs

The LDCC awarded a performance recognition award, in the form of a DRSU award, to Mr. Downes in recognition of his outstanding performance during fiscal year 2019, including successful execution of our leadership succession plan. This award also is designed to provide disincentive to leave for a competitor and to align the interests of our former CEO with the long-term interests of our shareowners by linking compensation to changes in Company stock price and dividend payments.

The DRSUs are denominated in dollars and converted into deferred stock units based on our Common Stock price at the date of grant. At the end of the deferral period on October 15, 2022, the deferred stock units plus accrued dividends will be paid out in shares of our Common Stock on a one-for-one basis, provided Mr. Downes complies with restrictive covenants, including non-competition and non-solicitation restrictions.

As set forth in the table below, on November 12, 2019, the LDCC granted the following DRSU award:

Name	Number of DRSUs Granted	Grant Date Fair Value* Target ($)
Laurence M. Downes	24,625	1,000,000
*	Represents full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $40.61 on November 12, 2019.

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Long-Term Equity Incentive Awards

Our primary objectives in granting long-term equity incentive awards are to encourage significant ownership of our Common Stock by management and to provide long-term financial incentives linked directly to the long-term performance of the Company. The LDCC believes that significant ownership of our Common Stock by senior management is the optimal method for aligning the interests of management and our shareowners. Our stock incentive program is effectively designed to further this objective.

In November 2018, after consulting with FW Cook, the LDCC determined that a portion of our executive officers’ total compensation should continue to be delivered in a mix of Time-Vested Restricted Stock Units and performance-based awards. For fiscal year 2019, the Board approved, pursuant to the recommendation of the Chief Executive Officer, the long-term incentive program granting four types of awards:

1)	FY 2019 TSR Performance Share Units. Performance share units that will vest, if at all, if the total shareowner return for NJR Common Stock, measured against an industry comparator group, meets or exceeds the threshold performance goal over a 36-month period beginning on October 1, 2018, and ending on September 30, 2021.

2)	FY 2019 NFE Performance Share Units. Performance share units that will vest, if at all, based upon our cumulative NFEPS over the 36-month period beginning on October 1, 2018, and ending on September 30, 2021.

3)	Performance-Based Restricted Stock Units. Restricted stock units awarded to our Chief Executive Officer and President and Chief Operating Officer that will vest in three equal installments on September 30, 2019, September 30, 2020, and September 30, 2021, if the NFEPS performance goal for the fiscal year ending September 30, 2019, is achieved and subject to their continued employment, except under certain conditions.

4)	Time-Vested Restricted Stock Units. Restricted stock units awarded to certain named executive officers, other than our Chief Executive Officer and our President and Chief Operating Officer, that vest in three equal installments on October 15, 2019, October 15, 2020, and October 15, 2021, subject to continued employment of such named executive officer, except under certain conditions. Restricted stock units are settled in an equal number of shares of our Common Stock.

The long-term incentive equity awards granted to the Chief Executive Officer and the President and Chief Operating Officer were entirely “at-risk,” consisting of performance share units and Performance-Based Restricted Stock Units, which could become worthless if the applicable performance goals are not met. Approximately 66 percent of the shares that make up the awards to our other named executive officers were “at-risk,” while the remaining 34 percent of the awards were in the form of Time-Vested Restricted Stock Units. Stock awards were granted to promote retention of the named executive officers, while the FY 2019 TSR Performance Share Units benchmark our performance against an industry comparator group over an extended period of time and the FY 2019 NFE Performance Share Units measure our performance against cumulative NFEPS-based goals set by the LDCC.

The graphic on the left below shows that 100 percent of Messrs. Downes’ and Westhoven’s long-term incentive plan grants in fiscal year 2019 were performance-based equity grants. The graphic in the middle illustrates the split in the number of shares granted between Time-Vested Restricted Stock Unit grants and the performance-based equity grants to our named executive officers, other than Messrs. Downes and Westhoven, in fiscal year 2019. The graphic on the right shows the historical mix between the Time-Vested Restricted Stock Unit or Deferred Retention Stock grants and performance-based awards to named executive officers between 2015 and 2019 based upon the number of shares granted. These graphics highlight our emphasis over the past five years on awarding a mix of performance-based awards, such as performance share units and Performance-Based Restricted Stock Units, and Time-Vested Restricted Stock Units or Deferred Retention Stock awards. The actual value a named executive officer may receive will depend upon the number of shares received and the market price of our Common Stock at the time the awards vest.

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In designing the long-term equity incentive program, the LDCC established the following key objectives:

•	Selecting long-term equity incentive levels and vehicles that are competitive with our peer group
•	Distributing restricted stock units with meaningful vesting periods to encourage retention of key executives
•	Using performance share unit awards and Performance-Based Restricted Stock Units based upon NFEPS or relative TSR to link compensation to Company performance criteria that are meaningful to shareowners
•	Providing flexibility for granting awards by allowing balance among different types of long-term equity awards that relate to the objectives of retention and performance

With the exception of significant promotions and new hires, equity grants, including long-term equity incentive awards, are generally awarded at the first regularly scheduled LDCC meeting following the conclusion of the fiscal year. The LDCC selects this timing because it enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period, while also ensuring that regular awards will be made after we publicly disclose our performance for the year. The awards are made as early as practicable in our fiscal year to maximize the time period for the incentives associated with the awards.

Fiscal Year 2019 (“FY 2019”) TSR Performance Share Unit Awards

In November 2018, the LDCC approved the grant of the FY 2019 TSR Performance Share Units with performance criteria based upon the Company’s TSR, pursuant to the 2017 Plan. As set forth in the table below, the FY 2019 TSR Performance Share Unit awards were granted to the named executive officers as of November 13, 2018. Each FY 2019 TSR Performance Share Unit is equal to one share of Common Stock. The FY 2019 TSR Performance Share Unit awards vest at the end of a 36-month performance period beginning on October 1, 2018, and ending on September 30, 2021, based on Company TSR versus a 20-company industry comparator group selected based on objective screening criteria and used solely for purposes of this award, which is listed below.

Ameren Corporation	Atmos Energy Corporation	Avista Corp.
Black Hills Corporation	CenterPoint Energy, Inc.	Chesapeake Utilities Corporation
CMS Energy Corp.	DTE Energy	MDU Resources Group Inc.
National Fuel Gas Company	NiSource Inc.	Northwest Natural Gas Company
Northwestern Corporation	ONE Gas, Inc.	SCANA Corp.(1)
South Jersey Industries, Inc.	Southwest Gas Corporation	Spire Inc.
UGI Corporation	Vectren Corporation(1)
(1)	Pursuant to the terms of the award agreement, Vectren Corporation and SCANA Corp. were removed from the comparator group as they were each acquired by another company and no longer exist as publicly-traded corporations.

The industry comparator group set forth above includes natural gas and multi-utility companies with a market capitalization between one-fifth and five times that of NJR as of May 31, 2018, and includes all of the 11 companies that make up the Fiscal Year 2019 peer group. FY 2019 TSR Performance Share Units will not vest if performance during the 36-month performance period does not meet the threshold level. If the performance meets or exceeds the maximum expectations, 150 percent of the target number of awarded FY 2019 TSR Performance Share Units will be earned.

Name	Grant Date	Number of FY 2019 TSR Performance Share Units (Target)	Grant Date Fair Value(1) Target ($)
Laurence M. Downes	11/13/2018	11,661	543,818
Stephen D. Westhoven	11/13/2018	4,482	209,021
Patrick J. Migliaccio	11/13/2018	2,488	116,029
Nancy A. Washington	11/13/2018	2,073	96,676
Amanda E. Mullan	11/13/2018	2,026	94,484
(1)	Target amounts represent grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $47.98 on November 13, 2018, utilizing a lattice model. The actual value of these awards will be determined based upon the number of FY 2019 TSR Performance Share Units that vest at the end of the performance period on September 30, 2021, and the closing price of our Common Stock on September 30, 2021. As described below, the “threshold” number of shares would be 40 percent of the target award amount, while the “maximum” number of shares that may be awarded would equal 150 percent of the target award amount.

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The number of FY 2019 TSR Performance Share Units earned will be determined based on the following table:

Relative TSR Percentile	% of Target Award to Vest
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%

TSR shall be computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin =	the average of the closing share price of the Common Stock over the 20 trading days beginning October 1, 2018.

Priceend =	the average of the closing share price of the Common Stock over the 20 trading days ending September 30, 2021.

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2018, and September 30, 2021 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock).

Price = the closing price of the Common Stock as of the applicable date.

Upon achievement of TSR at a percentile between any two specified percentiles, the TSR Performance Share Units earned will be determined by mathematical interpolation on a straight-line basis.

Fiscal Year 2019 (“FY 2019”) NFE Performance Share Unit Awards

In November 2018, the LDCC approved the grant of FY 2019 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS, pursuant to the 2017 Plan. Each FY 2019 NFE Performance Share Unit is equal to one share of Common Stock. The FY 2019 NFE Performance Share Units vest, if at all, based upon our Cumulative NFEPS (defined below) over the 36-month period beginning on October 1, 2018, and ending on September 30, 2021. The NFEPS targets are based upon our three-year financial plan and are designed to challenge our executives by being aggressive, but achievable, and to encourage and reward continued growth in our NFE on a per share basis. The cumulative NFE Performance Share target of $6.37 represents an annual compound growth rate consistent with our long-term NFE guidance using fiscal year 2017 NFE per basic share as a baseline. The number of FY 2019 NFE Performance Share Units earned will be determined based on the following table.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $5.10	0%
$5.10 (threshold)	50%
$6.37 (target)	100%
$7.64 or Greater (maximum)	150%

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2019, 2020 and 2021 calculated as follows:

CumulativeNFEPS = NFEPSFY2019 + NFEPSFY2020 + NFEPSFY2021

FY 2019 NFE Performance Share Units will not vest if performance does not meet the threshold level. If the performance meets or exceeds the maximum expectations, 150 percent of the target number of awarded FY 2019 NFE Performance Shares will be earned. Payout for performance between the measures for the threshold and maximum payout will be interpolated. The earned FY 2019 NFE Performance Share Units will be delivered to participants at the end of the performance period, upon the determination of the LDCC that the performance objectives have been met.

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Name	Grant Date	Number of FY 2019 NFE Performance Share Units (Target) Granted	Grant Date Fair Value(1) Target ($)
Laurence M. Downes	11/13/2018	10,844	520,295
Stephen D. Westhoven	11/13/2018	4,168	199,981
Patrick J. Migliaccio	11/13/2018	2,313	110,978
Nancy A. Washington	11/13/2018	1,928	92,505
Amanda E. Mullan	11/13/2018	1,884	90,394
(1)	Target amounts represent grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $47.98 on November 13, 2018. The actual value of these awards will be determined based upon the number of performance share units that vest at the end of the performance period on September 30, 2021, and the closing price of our Common Stock on September 30, 2021. The “threshold” number of shares would be 50 percent of the target award amount, while the “maximum” number of shares that may be awarded would equal 150 percent of the target award amount.

FY 2019 Performance-Based Restricted Stock Unit Awards

In November 2018, Messrs. Downes and Westhoven were granted Performance-Based Restricted Stock Units (“PBRS”) with performance criteria based upon NJR’s NFEPS in the fiscal year ended September 30, 2019. The PBRS awards may vest in up to three equal installments on September 30, 2019, September 30, 2020, and September 30, 2021, if the performance goal of $1.49 NFEPS for the fiscal year ended September 30, 2019, is achieved.

Name	Number of Shares of PBRS Granted	Grant Date Fair Value ($)
Laurence M. Downes	21,689	1,040,638
Stephen D. Westhoven	8,337	400,009

The performance goal of $1.49 NFEPS for NJR for the fiscal year ended September 30, 2019, was met and certified by the LDCC on November 12, 2019, resulting in an earnout of 22,246 shares, including accumulated dividends, for Mr. Downes, which represents an accelerated payout of his award due to his retirement; and an earnout of 8,337 shares for Mr. Westhoven, of which 2,851 shares, including accumulated dividends, vested on November 12, 2019. Mr. Westhoven’s remaining shares will vest in equal installments in September 2020 and September 2021.

FY 2019 Time-Vested Restricted Stock Units

On November 14, 2018, the LDCC approved the grant of Time-Vested Restricted Stock Unit (“RSU”) awards to three of our named executive officers as recognition for performance during fiscal year 2018 and as a retention vehicle pursuant to the 2017 Plan. These RSU awards will vest in up to three equal installments on September 30, 2019, September 30, 2020, and September 30, 2021. The LDCC values Time-Vested Restricted Stock Unit awards at the fair market value of the number of shares of our Common Stock on the date of grant.

Name	Number of Shares of Time-Vested Restricted Stock Units Granted	Grant Date Fair Value ($)(1)
Patrick J. Migliaccio	4,627	222,003
Nancy A. Washington	3,856	185,011
Amanda E. Mullan	3,769	180,837
(1)	Represents full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $47.98 on November 13, 2018.

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Fiscal Year 2017 (“FY 2017”) NFE Performance Shares Vesting

In November 2016, the LDCC approved the grant of FY 2017 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS to certain of our named executive officers pursuant to the 2007 Plan. Each FY 2017 NFE Performance Share Unit was equal to one share of Common Stock. The FY 2017 NFE Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2016, and ending on September 30, 2019, based upon our Cumulative NFEPS over the 36-month period. As illustrated in the tables below, 117 percent of FY 2017 NFE Performance Shares vested as our actual performance was certified by the LDCC as $5.75 per share.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $4.30	0%
$4.30 (threshold)	50%
$5.38 (target)	100%
$5.75 (actual)	117%
$6.46 or Greater (maximum)	150%

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC, as adjusted by the LDCC to remove the one-time benefit to NFE from the revaluation of NJR’s deferred tax assets and liabilities resulting from the Tax Cut and Jobs Act (“Tax Act”).

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2017, 2018 and 2019 calculated as follows:

CumulativeNFEPS = NFEPSFY2017 + NFEPSFY2018 + NFEPSFY2019

Name	Grant Date	Number of FY 2017 NFE Performance Share Units (Target) Granted	Number of Shares Actually Vested
Laurence M. Downes	11/15/2016	13,062	15,283
Patrick J. Migliaccio	11/15/2016	1,030	1,205
Stephen D. Westhoven	11/15/2016	1,073	1,255
Amanda Mullan	11/15/2016	1,030	1,205

FY 2017 TSR Performance Shares Vesting

In November 2016, the LDCC approved the grant of FY 2017 TSR Performance Share Unit awards with performance criteria based on TSR performance relative to an industry comparator group to certain of our named executive officers pursuant to the 2007 Plan. Each FY 2017 TSR Performance Share Unit was equal to one share of Common Stock. The FY 2017 TSR Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2016, and ending on September 30, 2019, based upon our relative TSR versus the established comparator group used for compensation purposes at the time of grant. As illustrated in the tables below, 119 percent of the FY 2017 TSR Performance Shares vested. At the end of the performance period, our actual performance, as certified by the LDCC, was in the 65th percentile.

Relative TSR Percentile	% of Target Award to Vest
<25th	0%
25th (threshold)	40%
55th (target)	100%
65th (actual)	119%
80th and above (maximum)	150%

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TSR was computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of Common Stock over the 20 trading days beginning October 1, 2016

Priceend = the average of the closing share price of Common Stock over the 20 trading days ending September 30, 2019

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2016, and September 30, 2019 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock)

Price = the closing price of the Common Stock as of the applicable date

Upon achievement of Total Shareowner Return at a percentile between any two specified percentiles, the TSR Performance Share Units earned were determined by mathematical interpolation on a straight-line basis.

Name	Grant Date	Number of FY 2017 TSR Performance Share Units (Target) Granted	Number of Shares Actually Vested
Laurence M. Downes	11/15/2016	15,189	18,075
Patrick J. Migliaccio	11/15/2016	5,320	6,331
Stephen D. Westhoven	11/15/2016	1,247	1,484
Amanda E. Mullan	11/15/2016	5,320	6,331

Retirement Programs

Our retirement programs for senior executives provide an opportunity for each participating executive, through long-term service to us, to receive certain retirement benefits. Three of our named executive officers participate in the New Jersey Natural Gas Company Plan for Retirement Allowances for Non-Represented Employees (the “Non-Represented Plan”), which is a trusteed noncontributory defined benefit retirement plan. Each of our named executive officers also participates in our NJR Employees’ Retirement Savings Plan (our 401(k) Plan), which is a trusteed defined contribution plan. All of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Non-Represented Plan. These plans provide retirement benefits to broad groups of employees and executives. Four of our named executive officers also participate in the Savings Equalization Plan of NJR, which we refer to as the SEP, and three of our named executive officers participate in the Pension Equalization Plan of NJR, which we refer to as the PEP, both of which are unfunded non-qualified plans. These plans provide benefits that would have been made under the Non-Represented Plan and the 401(k) Plan, but for the limitations on compensation and contributions imposed by Sections 401(a)(4), 401(a)(17), 401(k), 401(m) and 415 of the Internal Revenue Code. In addition, the named executive officers and certain other officers have supplemental retirement agreements. Under the Supplemental Executive Retirement Plan Agreements, which we also refer to as SERP Agreements, benefits are payable over a 60-month period commencing at age 65. At projected retirement, the total maximum amount payable to Mr. Downes under his SERP Agreement is currently $250,000. Messrs. Migliaccio and Westhoven and Mses. Mullan and Washington would each be entitled to maximum amounts of $125,000 under their respective SERP Agreements as of September 30, 2019. These are described more fully in the narrative following the Pension Benefits table on page 66 of this Proxy Statement.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. Retirees must meet certain age and service requirements to be eligible. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2019, with the exception of Mr. Downes, none of the named executive officers have completed the age and service requirements to be eligible for post-employment health coverage.

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Severance Policies

Severance protection is provided to our senior executives in their employment continuation agreements with the Company (defined below) and only in the event that a senior executive is terminated following a “change of control.” This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe that the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.

Severance protection following a change of control provides a number of important benefits to us. First, it permits an executive to evaluate a potential change of control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere. Second, change of control transactions take time to unfold, and a stable management team can help preserve our operations — either to enhance the value delivered to a buyer in the transaction or, if no transaction is consummated, to ensure that our business will continue without undue disruption. Finally, we believe that the change of control protections in place encourage management to consider, on an ongoing basis, whether a strategic transaction might be advantageous to our shareowners — even one that would vest control of the Company in a third party.

Amended and Restated Employment Continuation Agreements

Each of our named executive officers has entered into an Employment Continuation Agreement, which was amended effective November 12, 2019 (“Employment Continuation Agreement”). The Employment Continuation Agreements provide each executive certain rights in the event that his or her employment is terminated within two years following the occurrence of a “Change of Control” (as defined in the agreements) (I) by us without “Cause” (as defined in the agreements) or (II) by the executive for “Good Reason” (as defined in the agreements). Subject to the limitation described in the next paragraph, upon such termination of employment, the executive, in the case of Messrs. Downes (through September 30, 2019) and Westhoven, will receive three times the sum or, in the case of the other named executive officers, two times the sum, of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the Change of Control. The Employment Continuation Agreements contain a “best net” provision where, if any excise tax is due, NJR will not make a gross-up payment, but instead will reduce payments to the executive to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to an executive will result in the best net after-tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.

For purposes of the Employment Continuation Agreements, a “change of control” generally means:

•	The acquisition, within a 12-month period, by any person or group of beneficial ownership of securities representing 50 percent or more of the combined voting power of our securities;
•	Within any 12-month period, the persons who were our directors immediately before such period (the “Incumbent Directors”) and directors whose nomination or election is approved by a majority of the Incumbent Directors and directors previously approved by the Incumbent Directors cease to constitute a majority of the Board; or
•	The consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the Employment Continuation Agreements) of the acquiring or surviving corporation.

As a condition of the right of an executive to receive payments under the Employment Continuation Agreement, the executive will not, for a period of two years following termination of employment, acting alone or in conjunction with others, directly or indirectly:

•	Compete with the business of the Company by performing activities that are the same as or similar to those in which he or she has been directly engaged on behalf of us or any affiliate, during the last two years prior to such termination, in the geographic area where such business was conducted;
•	Induce any customers of the Company or any of our affiliates with whom the executive has had direct contact or relationships, during and within the scope of his or her employment with the Company, to curtail or cancel their business with us or any such affiliate;
•	Induce, or attempt to influence, any employee of the Company or any of our affiliates to terminate employment with the Company or any of our affiliates;
•	Solicit or assist any third party in the solicitation of any person who during the 12 months prior to such solicitation was an employee of the Company or any of its affiliates; or
•	Directly or indirectly use, copy, disclose, publish or otherwise distribute confidential information or trade secrets of the Company.

The payments that may be due under the Employment Continuation Agreements in the event of a Change of Control are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control” beginning on page 68 of this Proxy Statement.

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Deferred Compensation

To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, none of our named executive officers have any amounts in such plan.

Other Benefits

The LDCC believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include medical, health and dental insurance, long-term disability insurance, accidental death and disability insurance, travel and accident insurance, and our 401(k) Plan. As part of the 401(k) Plan, we generally match 75 percent of the first six percent of compensation contributed by the employee into the 401(k) Plan, subject to the Internal Revenue Code and our 401(k) Plan limits. The matching contribution is limited to 70 percent for represented employees of NJRHS. Additionally, for employees who are not eligible to participate in the defined benefit plans, we contribute between 3.5 and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on their behalf. We have disclosed all Company matches for our named executive officers in the column labeled “All Other Compensation,” in the Summary Compensation Table on page 58, and separately disclosed each amount in Footnote 5 to that table on page 59 of this Proxy Statement.

The LDCC provides our executives, including named executive officers, with additional benefits that we believe provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. The additional benefits we provide, or have provided to some of our executives, consist of the following, and are included in the amounts set forth in the column labeled “All Other Compensation” in the Summary Compensation Table on page 58, and separately disclosed in Footnote 5 to that table on page 59 of this Proxy Statement: car allowance, preventative health maintenance program and executive insurance program. In addition to the cash and equity compensation discussed above, we provide our Chief Executive Officer and the other named executive officers with the same benefits package available to all of our salaried employees. The package includes:

•	Health and dental insurance (portion of costs)
•	Basic life insurance
•	Long-term disability insurance
•	Participation in our 401(k) Plan, including company matching contributions
•	Participation in our Non-Represented Plan, which is available to all non-union employees who were employed before October 1, 2009
•	Matching certain charitable contributions

For business purposes, it may be appropriate for certain members of senior management to belong to a golf or social club so that such executives have an appropriate entertainment forum for customers and appropriate interaction with their communities.

Share Ownership Guidelines

The LDCC believes it is important to align the interests of senior management with our shareowners. While the LDCC considers this principle when determining the appropriate mix of base salary, annual short-term incentive awards and long-term equity incentive awards, the LDCC also established share ownership guidelines that encourage the accumulation and retention of our Common Stock.

We believe that executive ownership is important to create a mutuality of interest with shareowners. Therefore, executive officers are required to meet established share ownership levels.

These guidelines are subject to annual review by the LDCC and no changes were made in fiscal year 2019.

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Under the share ownership guidelines, officers of the Company are required to own shares of our Common Stock with a total share value as set forth in the following table.

Position	Minimum Common Stock Ownership Requirement
Chief Executive Officer (CEO)	5 x Base Salary
Chief Operating Officer (COO)	4 x Base Salary
Section 16 Officers (other than CEO and COO)	3 x Base Salary
Other Officers	1 x Base Salary

Until an officer achieves the minimum share ownership under the guidelines described above, he or she must retain 50 percent of all shares awarded to him or her under the Company’s stock award and incentive plans, net of the number of shares the officer has applied to the payment of taxes on such awards. Compliance with these guidelines will be determined annually on October 1 using the average quarter-end closing price of the Company’s Common Stock for the most recently completed fiscal year. Once the minimum stock ownership threshold is achieved, he or she will remain in compliance with the guidelines despite future changes in stock price and base salary, as long as his or her holdings do not decline below the number of shares at the time the minimum stock ownership requirement was met. Mr. Westhoven’s share ownership requirement increased to five times base salary upon his promotion to Chief Executive Officer on October 1, 2019.

Each of the named executive officers was in compliance with these share ownership guidelines as of September 30, 2019, and all of our officers either meet the minimum share ownership requirements under the guidelines or have met the retention requirements applicable to those who do not yet meet the minimum share ownership requirements.

Compensation Recoupment (“Clawback”) Policy

Effective November 12, 2019, we amended our Clawback Policy, which applies to incentive compensation awarded to executive officers, to expand coverage to certain conduct that results in material financial or reputational harm to the Company.

Under the revised Clawback Policy, in the event of (a) an accounting restatement resulting from material noncompliance with financial reporting requirements under the applicable securities laws or (b) specified detrimental conduct that, in the discretion of the LDCC, is likely to cause or has caused material financial or reputational harm to the Company, incentive compensation may be recouped from the named executive officers or others covered by the Clawback Policy.

Anti-Hedging and Pledging Policy

To ensure alignment of the interests of our shareowners, directors and executive officers, including our named executive officers, the Company’s Code of Conduct does not permit directors, officers or employees to engage in short-term or speculative transactions involving the Company’s securities, including short sales, publicly-traded options, or hedging transactions. Directors, officers and certain employees, as designated by the Company’s Senior Vice President and General Counsel, are prohibited from pledging the Company’s securities as collateral.

United States Federal Income Tax Limits on Deductibility

Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. For years beginning prior to January 1, 2018, under Section 162(m) of the Internal Revenue Code the $1 million limitation did not apply to qualified performance-based compensation that satisfied certain requirements, including, among others, approval of the material terms of the compensation plan by the Company’s shareowners. Effective for the years beginning on or after January 1, 2018, there is no exception under the Tax Act for qualified performance-based compensation from the Section 162(m) limitation, although a transition rule applies in some circumstances for outstanding awards. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs. We intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code. Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). If we determine it to be consistent with our best interests and the interests of our shareowners, we intend to preserve, to the extent practicable, the applicability of the transition rule to existing awards. However, there is no guarantee that such transition status can or will be applicable.

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Advisory Votes on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the LDCC values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.

At the 2019 Annual Meeting of Shareowners, 97.4 percent of the votes cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. In light of that result, the Board of Directors implemented similar objectives, program and rationale for the compensation of our named executive officers in fiscal year 2019, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative as set forth in this Proxy Statement.

In addition, at the 2018 Annual Meeting of Shareowners, a large majority of our shareowners approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis. As previously disclosed, the Board and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See Item 2 on page 72 of this Proxy Statement.

Report of the Leadership Development and Compensation Committee

The LDCC has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, the LDCC recommends to the Board that it be included in this Proxy Statement.

Sharon C. Taylor (Chair)	Jane M. Kenny
Donald L. Correll	David A. Trice
M. William Howard, Jr.

Dated: November 12, 2019

The “Report of the Leadership Development and Compensation Committee” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

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Compensation Risk Assessment

As part of its oversight of our executive compensation program, the LDCC considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. At the LDCC’s direction, FW Cook provided the LDCC with a risk assessment of our executive compensation policies and practices. Based on its independent assessment, FW Cook concluded that our compensation policies and practices for executives do not create risks that are reasonably likely to have a material adverse effect on us.

The LDCC reviewed the findings of its own assessment, together with the FW Cook assessment, and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The LDCC, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The LDCC will continue to consider compensation risk implications while deliberating on the design of our executive compensation programs. In its discussions, the LDCC considered the attributes of our programs, including:

•	Appropriate pay philosophy, peer group and market positioning in light of NJR’s business model;
•	Cash compensation is not overly weighted toward short-term incentives and there is an appropriate balance of cash and equity opportunity in the overall program to align management and shareowner interests;
•	Short- and long-term incentives focused on profitability, with consideration of other critical stakeholder issues;
•	Performance goals are set to levels that encourage strong performance and that can support the resulting compensation expense, but are based upon operating levels that can be attained without taking inappropriate risks or deviating from approved strategies. In light of the overall balance of the program, the performance goals discourage pursuit of excessively risky business strategies;
•	Long-term incentives have multi-year vesting and/or performance periods (three years) to ensure a long-term focus and appropriate balance against short-term goals. The relative TSR metric for the TSR performance share units does not require highest-of peers performance for maximum payout. Realized value from long-term incentives is linked to absolute and relative stock price performance;
•	Short- and long-term incentive payouts are generally capped at 150 percent of target;
•	Incentive pool for NJRES plan participants is uncapped; however, the following risk mitigators are in place: (I) incentive pool funding and allocation of awards are subject to LDCC discretion, (II) practice has been to pay at least 50 percent of incentive in Deferred Retention Stock awards for executive officers and other key employees, and (III) awards are subject to a clawback provision;
•	Independent LDCC oversight, with LDCC discretion to reduce incentives based on subjective evaluation of individual performance; and
•	Substantial share ownership guidelines, anti-hedging/pledging policies, and a comprehensive clawback policy.

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Executive Compensation

Summary Compensation Table

The following table provides information relating to total compensation for the fiscal years ended September 30, 2019, 2018 and 2017, as applicable. The individuals named below include our Chief Executive Officer who served in fiscal year 2019, and our other named executive officers (as defined on page 31).

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Laurence M. Downes	2019	967,212	2,904,770	1,228,013	1,074,282	61,913	6,236,190
Chairman, Former Chief Executive Officer	2018	924,997	2,108,260	1,480,463	(19,004)	58,808	4,553,524
	2017	919,227	1,844,397	1,143,300	626,320	64,586	4,597,830
Stephen D. Westhoven	2019	501,924	1,109,030	429,375	695,871	45,702	2,781,902
President and Current Chief Executive Officer	2018	419,044	602,801	432,863	115,447	42,777	1,612,932
	2017	363,464	373,145	207,675	131,569	36,661	1,112,514
Patrick J. Migliaccio	2019	374,869	648,991	258,278	189,459	26,105	1,497,702
Senior Vice President and Chief Financial Officer	2018	332,278	407,744	307,695	39,524	25,312	1,112,553
	2017	300,147	279,671	180,865	46,240	23,897	830,820
Nancy A. Washington	2019	351,375	574,173	204,669	—	36,748	1,166,965
Senior Vice President and General Counsel	2018	319,230	270,994	236,438	—	25,208	851,870

Amanda E. Mullan	2019	319,471	565,695	183,424	—	35,141	1,103,731
Senior Vice President and Chief Human Resources Officer	2018	308,971	406,268	226,296	—	23,836	965,371
	2017	297,843	279,671	186,636	—	20,180	784,330

(1)	Salary amounts include cash compensation earned by each named executive officer during fiscal years 2019, 2018 and 2017, as applicable, as well as any amounts earned in fiscal years 2019, 2018 and 2017, as the case may be, but contributed under our 401(k) Plan.
(2)	The amounts included are the grant date fair value of the stock awards granted in fiscal years 2019, 2018 and 2017, determined under share-based compensation accounting guidance in accordance with FASB ASC Topic 718. There were no options granted to the named executive officers in fiscal years 2019, 2018 and 2017. These amounts reflect the aggregate grant date fair value for these awards. For the FY 2019 TSR Performance Share Unit awards and the FY 2019 NFE Performance Share Unit awards granted in fiscal year 2019 to the named executive officers pursuant to the 2017 Plan that are subject to performance conditions, the values in the Summary Compensation Table above reflect the probable outcome of such performance conditions. The grant date fair values of the FY 2019 NFE Performance Share Unit awards, assuming the highest level of performance conditions for each of the named executive officers, are: Mr. Downes: $780,443; Mr. Westhoven: $299,971; Mr. Migliaccio: $166,467; Ms. Washington: $138,758 and Ms. Mullan: $135,591. With respect to the FY 2019 TSR Performance Share Units, the maximum amount that could be earned based upon the grant date fair value for each of the named executive officers is Mr. Downes: $815,727; Mr. Westhoven: $313,531; Mr. Migliaccio: $174,044; Ms. Washington: $145,013; and Ms. Mullan: $141,726. The amounts included in this column include the grant date fair value of Deferred Retention Stock Units the named executive officers received in fiscal year 2019, in addition to their fiscal year 2018 annual incentive awards as follows: Mr. Downes: $800,019, Mr. Westhoven: $300,019; Mr. Migliaccio: $199,981; Ms. Mullan: $199,981; and Ms. Washington: $199,981. The amounts included in this column include the grant date fair value of Performance-Based Restricted Stock Units to Mr. Downes in the amount of $1,040,638 and to Mr. Westhoven in the amount of $400,009. Assumptions used in the calculation of the foregoing award amounts are included in Note 10, Note 9 and Note 10 to the consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2019, 2018 and 2017, respectively, and incorporated by reference into this Proxy Statement. Information on individual equity awards granted to the named executive officers in fiscal year 2019 is set forth in the section entitled “Grants of Plan-Based Awards” on page 60 of this Proxy Statement. Information on the vesting of restricted stock and deferred retention stock units in fiscal year 2019 is set forth in the section entitled “Stock Vested” on page 65 of this Proxy Statement.

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(3)	The amounts represent cash awards to the named executive officers under our performance-based annual incentive plans for fiscal years 2019, 2018 and 2017, which is discussed in the section entitled “Annual Short-Term Incentive Awards” beginning on page 39 of this Proxy Statement. While the amounts for all of the named executive officers were earned for fiscal years 2019, 2018 and 2017 performance, as the case may be, they were not paid to the named executive officers until November 2019, November 2018 and November 2017, respectively.
(4)	The amounts shown in this column for Messrs. Downes, Migliaccio and Westhoven represent the change in the actuarial present value of the accumulated benefits under all of our pension plans for the named executive officers. For those named executive officers, the change in the pension value was calculated using the same actuarial assumptions, with the exception of turnover, retirement, disability and pre-retirement mortality as used to compute the accumulated benefit obligations as of September 30, 2019, 2018 and 2017, as stated in our Annual Report on Form 10-K for the years ended September 30, 2019, 2018, and 2017, respectively. These assumptions included an interest rate of 4.03 percent as of September 30, 2017, 4.35 percent as of September 30, 2018, and 3.35 percent as of September 30, 2019. The present value of the benefits has been calculated assuming each named executive officer stays in employment until the earliest age the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for each of the named executive officers, with the exception of Mr. Downes, who has an assumed age of payment of 62. The change in the actuarial present value of the accumulated pension benefits under our pension plan for the fiscal year ended September 30, 2019, reflects (i) the value of benefits accrued this fiscal year plus, (ii) the increase in value of previously accrued benefits due to time plus, (iii) the change in value for benefits accrued in all prior years of employment due to change in interest rate. For the named executive officers who are pension eligible, there was an 8 percent increase attributable to the increase in the benefits to be paid and a 16 percent increase due to the change in interest rate from 4.35 percent to 3.35 percent. The largest contribution to the change in fiscal years 2018 and 2017 was the value of benefits accrued during those years. The interest rate used to determine the present value is set each year in accordance with GAAP to match the yield of AA bonds with similar duration at the end of the fiscal year and is reviewed by our independent actuaries and accountants.
(5)	The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2019. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table.

All Other Compensation Table

Name	Car Allowance ($)(a)	Company-Paid Insurance Premiums ($)(b)	401(k) Plan/ SEP Matching Contribution ($)(c)	Charitable Matching Contribution ($)(d)	Total ($)
Laurence M. Downes	8,060	5,679	43,174	5,000	61,913
Stephen D. Westhoven	7,001	1,925	21,776	15,000	45,702
Patrick J. Migliaccio	7,001	1,984	15,820	1,300	26,105
Nancy A. Washington	7,001	4,134	24,613	1,000	36,748
Amanda E. Mullan	7,001	3,865	23,275	1,000	35,141

(a)	We provide a car allowance to certain executive officers, including our named executive officers other than Mr. Downes. The purpose of the car allowance is to make our compensation program competitive with other companies and because cars are predominantly used for business purposes. The amount shown for Mr. Downes represents the portion of the cost of a company-owned automobile used by Mr. Downes that relates to his personal use.
(b)	The amounts listed represent aggregate premiums we paid in fiscal year 2019 for our group life insurance policy, for a Directors and Officers Travel Insurance Policy, and an insurance policy that is used to support our obligations under the SERP agreements with each of the named executive officers.
(c)	Each named executive officer is eligible to participate in our 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above represent Company contributions under our 401(k) Plan and our SEP for fiscal year 2019. Information about the 401(k) Plan and SEP is set forth in the section entitled “Pension Benefits” beginning on page 66 of this Proxy Statement.
(d)	Each named executive officer is eligible to participate in our matching gifts programs through which we match employees’ contributions to certain charities and qualified educational institutions.

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Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended September 30, 2019.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(3) (#)	Awards(4) ($)
Laurence M. Downes
Performance-Based Restricted Stock Units	11/13/2018							21,689	1,040,638
TSR Performance Share Units	11/13/2018				4,664	11,661	17,492		543,818
NFE Performance Share Units	11/13/2018				5,422	10,844	16,266		520,295
Deferred Retention Stock	11/13/2018							16,674	800,019
Annual Incentive Award		0	1,072,500	1,608,750
Stephen D. Westhoven
Performance-Based Restricted Stock Units	11/13/2018							8,337	400,009
TSR Performance Share Units	11/13/2018				1,793	4,482	6,723		209,021
NFE Performance Share Units	11/13/2018				2,084	4,168	6,252		199,981
Deferred Retention Stock	11/13/2018							6,253	300,019
Annual Incentive Award		0	350,000	525,000
Patrick J. Migliaccio
Restricted Stock Units	11/13/2018							4,627	222,003
TSR Performance Share Units	11/13/2018				995	2,488	3,732		116,029
NFE Performance Share Units	11/13/2018				1,157	2,313	3,470		110,978
Deferred Retention Stock	11/13/2018							4,168	199,981
Annual Incentive Award		0	225,570	338,355
Nancy A. Washington
Restricted Stock Units	11/13/2018							3,856	185,011
TSR Performance Share Units	11/13/2018				829	2,073	3,110		96,676
NFE Performance Share Units	11/13/2018				964	1,928	2,892		92,505
Deferred Retention Stock	11/13/2018							4,168	199,981
Annual Incentive Award		0	178,750	268,125
Amanda E. Mullan
Restricted Stock Units	11/13/2018							3,769	180,837
TSR Performance Share Units	11/13/2018				810	2,026	3,039		94,484
NFE Performance Share Units	11/13/2018				942	1,884	2,826		90,394
Deferred Retention Stock	11/13/2018							4,168	199,981
Annual Incentive Award		0	160,196	240,294

(1)	Represents the potential fiscal year 2019 threshold, target and maximum annual incentive award amounts for each of the named executive officers as set by the LDCC. The actual amount of the annual short-term incentive award earned by each named executive officer for fiscal year 2019 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table on page 58 of this Proxy Statement. For additional information with respect to the fiscal year 2019 annual short-term incentive awards, please see “Compensation Discussion and Analysis” beginning on page 31 of this Proxy Statement.
(2)	The values under this column represent the number of FY 2019 TSR Performance Share Units and FY 2019 NFE Performance Share Units granted to the named executive officers pursuant to the 2017 Plan and shows potential threshold, target or maximum payout amounts at the end of the 36-month performance period on September 30, 2021. The calculation of actual payout amounts is described in more detail under “FY 2019 TSR Performance Share Unit Awards” and “FY 2019 NFE Performance Share Unit Awards” on page 48 and page 49 of this Proxy Statement, respectively.

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(3)	In the case of Messrs. Downes and Westhoven the amounts include the number of shares of PBRS granted on November 13, 2018, with performance criteria based upon NFEPS in the fiscal year ended September 30, 2019, as described in more detail under “Fiscal Year 2019 Performance-Based Restricted Stock Unit Awards” on page 50. The values for the other named executive officers represent Time-Vested Restricted Stock Unit Awards granted during fiscal year 2019, as described in more detail under “FY 2019 Time-Vested Restricted Stock Units” on page 50 of this Proxy Statement. Amounts shown also represent the number of shares of deferred retention stock units granted to the named executive officers in fiscal year 2019 on November 13, 2018, for performance in fiscal year 2018, which may vest on September 30, 2021.
(4)	Amounts shown represent the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used by us in computing these amounts, see Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended September 30, 2019, and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices. There can be no assurance that the amounts reflected in the “Grant Date Fair Value of Stock and Option Awards” column will be realized.

2017 Stock Award and Incentive Plan

Shareowners approved the 2017 Plan at the Annual Meeting held in January 2017. The 2017 Plan authorizes a broad range of awards that the LDCC may grant at its discretion, including:

•	Restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer
•	Performance shares or other stock-based performance awards (these include deferred retention stock or restricted stock awards that may be earned by achieving specific performance objectives)
•	Deferred Retention Stock, a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)
•	Cash-based performance awards tied to achievement of specific performance objectives
•	Other awards based on Common Stock
•	Dividend equivalents
•	Stock options (incentive stock options and non-qualified stock options)
•	Stock appreciation rights
•	Shares issuable in lieu of rights to cash compensation

Executive officers and all other employees of the Company and our subsidiaries, non-management directors serving on the Board, and others who provide substantial services to the Company and our subsidiaries and affiliates are eligible for awards under the 2017 Plan. The LDCC administers the 2017 Plan. The selection of participants and the nature and size of the awards granted to participants is subject to the LDCC’s discretion. As of September 30, 2019, approximately 603,509 shares of Common Stock were subject to outstanding awards under our equity compensation plans and 2,516,370 shares of Common Stock were available for future awards under our equity compensation plans.

Consistent with the requirements of the NYSE, the 2017 Plan includes a restriction providing that we will not, without shareowner approval, amend or replace options or stock appreciation rights (“SARs”) previously granted under the 2017 Plan in a transaction that constitutes a “repricing.”

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Outstanding Equity Awards at Fiscal Year End

There are currently no options, SARs and similar instruments outstanding. The following table presents information concerning the number and value of nonvested stock (including restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended September 30, 2019:

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Laurence M. Downes
November 15, 2016 FY 2017 TSR	—		—		15,189	(3)	686,847	(1)
November 15, 2016 FY 2017 NFE	—		—		13,062	(4)	590,664	(1)
November 14, 2017 FY 2018 TSR	—		—		8,276	(6)	374,241	(1)
November 14, 2017 FY 2018 NFE	—		—		7,697	(7)	348,058	(1)
November 13, 2018 FY 2019 DEF	16,674	(10)	753,998	(2)	—		—
November 13, 2018 FY 2019 PBRS	—		—		21,689	(14)	980,777
November 13, 2018 FY 2019 TSR	—				11,661	(12)	527,310	(1)
November 13, 2018 FY 2019 NFE	—		—		10,844	(13)	490,366	(1)
Stephen D. Westhoven
November 15, 2016 FY 2017 DEF	8,581	(5)	388,033	(2)	—		—
November 15, 2016 FY 2017 TSR	—		—		1,247	(3)	56,389	(1)
November 15, 2016 FY 2017 NFE	—		—		1,073	(4)	48,521	(1)
November 14, 2017 FY 2018 DEF	—		—		—		—
November 14, 2017 FY 2018 PBRS	—		—		2,204	(9)	99,665
November 14, 2017 FY 2018 TSR	—		—		3,554	(6)	160,712	(1)
November 14, 2017 FY 2018 NFE	—		—		3,306	(7)	149,497	(1)
November 13, 2018 FY 2019 DEF	6,253	(10)	282,761	(2)	—		—
November 13, 2018 FY 2019 PBRS	—		—		8,337	(14)	376,999
November 13, 2018 FY 2019 TSR	—		—		4,482	(12)	202,676	(1)
November 13, 2018 FY 2019 NFE	—		—		4,168	(13)	188,477	(1)

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	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Patrick J. Migliaccio
November 15, 2016 FY 2017 RSU	687	(8)	31,066	(2)	—		—
November 15, 2016 FY 2017 TSR	—		—		5,320	(3)	240,570	(1)
November 15, 2016 FY 2017 NFE	—		—		1,030	(4)	46,577	(1)
November 14, 2017 FY 2018 RSU	2,981	(9)	134,801	(2)	—		—
November 14, 2017 FY 2018 TSR	—		—		2,404	(6)	108,709	(1)
November 14, 2017 FY 2018 NFE	—		—		2,236	(7)	101,112	(1)
November 13, 2018 FY 2019 DEF	4,168	(10)	188,477	(2)	—		—
November 13, 2018 FY 2019 RSU	4,627	(11)	209,233	(2)	—		—
November 13, 2018 FY 2019 TSR	—		—		2,488	(12)	112,507	(1)
November 13, 2018 FY 2019 NFE	—		—		2,313	(13)	104,594	(1)
Nancy A. Washington
November 14, 2017 FY 2018 RSU	1,981	(9)	89,581	(2)	—		—
November 14, 2017 FY 2018 TSR	—		—		1,598	(6)	72,262	(1)
November 14, 2017 FY 2018 NFE	—		—		1,486	(7)	67,197	(1)
November 13, 2018 FY 2019 DEF	4,168	(10)	188,477	(2)
November 13, 2018 FY 2019 RSU	3,856	(11)	174,368	(2)
November 13, 2018 FY 2019 TSR	—				2,073	(12)	93,741	(1)
November 13, 2018 FY 2019 NFE	—				1,928	(13)	87,184	(1)

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	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Amanda E. Mullan
November 15, 2016 FY 2017 RSU	687	(8)	31,066	(2)	—		—
November 15, 2016 FY 2017 TSR	—		—		5,320	(3)	240,570	(1)
November 15, 2016 FY 2017 NFE	—		—		1,030	(4)	46,577	(1)
November 14, 2017 FY 2018 RSU	2,971	(9)	134,349	(2)	—		—
November 14, 2017 FY 2018 TSR	—		—		2,395	(6)	108,302	(1)
November 14, 2017 FY 2018 NFE	—		—		2,228	(7)	100,750	(1)
November 13, 2018 FY 2019 DEF	4,168	(10)	188,477	(2)	—		—
November 13, 2018 FY 2019 RSU	3,769	(11)	170,434	(2)	—		—
November 13, 2018 FY 2019 TSR	—		—		2,026	(12)	91,616	(1)
November 13, 2018 FY 2019 NFE	—		—		1,884	(13)	85,194	(1)

(1)	Calculated based upon Common Stock closing price of $45.22 per share as of September 30, 2019. The actual value realized for the FY 2017 NFE Performance Shares and the FY 2017 TSR Performance Shares, the FY 2018 NFE Performance Share Units and the FY 2018 TSR Performance Share Units, and the FY 2019 NFE Performance Share Units and the FY 2019 TSR Performance Share Units will be calculated based upon our Common Stock closing price on the date the LDCC certifies that the targets have been met in November of each vesting year, and the actual number of performance shares granted subject to certain conditions.
(2)	Calculated based upon Common Stock closing price of $45.22 per share as of September 30, 2019. The actual value realized for shares of restricted stock, restricted stock units and deferred stock units will be calculated based upon our Common Stock closing price on each of the respective vesting dates.
(3)	Represents the target number of FY 2017 TSR Performance Shares issued by us to the named executive officers on November 15, 2016, which vested based upon performance through September 30, 2019, upon certification of performance by the LDCC. Each FY 2017 TSR Performance Share vested one-for-one into a share of Common Stock.
(4)	Represents the target number of FY 2017 NFE Performance Shares issued by us to the named executive officers on November 15, 2016, which vested based upon performance through September 30, 2019, upon certification of performance by the LDCC. Each FY 2017 NFE Performance Share vested one-for-one into a share of Common Stock.
(5)	Represents deferred stock units granted to Mr. Westhoven on November 15, 2016. Each deferred stock unit vests one-for-one into a share of Common Stock and accrues dividends that are converted into shares of Common Stock based on the closing price on the vesting date. These awards became payable on October 15, 2019.
(6)	Represents the target number of FY 2018 TSR Performance Share Units issued by us to the named executive officers on November 14, 2017, which may vest on September 30, 2020, upon certification of performance by the LDCC. Each FY 2018 TSR Performance Share Unit vests one-for-one into a share of Common Stock.
(7)	Represents the target number of FY 2018 NFE Performance Share Units issued by us to the named executive officers on November 14, 2017, which may vest on September 30, 2020, upon certification of performance by the LDCC. Each FY 2018 NFE Performance Share Unit will vest one-for-one into a share of Common Stock.
(8)	Represents shares of restricted stock granted by us to the named executive officer on November 15, 2016, which shares vested in three equal annual installments beginning on the first anniversary of the grant on October 15, 2017.
(9)	Represents restricted stock units granted by us to the named executive officer on November 14, 2017, which shares may vest in three equal annual installments on October 15, 2018, October 15, 2019 and October 15, 2020, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

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(10)	Represents deferred stock units granted by us to the named executive officer on November 13, 2018, which may become payable on October 15, 2021.
(11)	Represents restricted stock units granted by us to the named executive officer on November 13, 2018, which may vest in three equal annual installments on October 15, 2019, October 15, 2020 and October 15, 2021, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.
(12)	Represents the target number of FY 2019 TSR Performance Share Units issued by us to the named executive officers on November 13, 2018, which may vest on September 30, 2021, upon certification of performance by the LDCC. Each FY 2019 TSR Performance Share Unit vests one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2019 TSR Performance Share Units, please see “FY 2019 TSR Performance Share Unit Awards” on page 48 of this Proxy Statement.
(13)	Represents the target number of FY 2019 NFE Performance Share Units issued by us to the named executive officers on November 13, 2018, which may vest on September 30, 2021, upon certification of performance by the LDCC. Each FY 2019 NFE Performance Share Unit vests one-for-one into a share of our Common Stock. For more information regarding the vesting of the FY 2019 NFE Performance Share Units, please see “FY 2019 NFE Performance Share Unit Awards” on page 49 of this Proxy Statement.
(14)	Represents the FY 2019 PBRS units issued by us to Messrs. Downes and Westhoven on November 13, 2018, which may vest one-for-one into a share of our Common Stock in up to three equal installments on September 30, 2019, September 30, 2020, and September 30, 2021, if the performance goal is achieved. The first tranche of the FY 2019 PBRS units vested upon certification by the LDCC that the performance goal was met on November 12, 2019.

Stock Vested

The following table presents information concerning the vesting of stock (including restricted stock, restricted stock units, performance shares and similar instruments) for the named executive officers during the fiscal year ended September 30, 2019.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Laurence M. Downes(3)	63,814	3,024,448
Stephen D. Westhoven	35,163	1,605,760
Patrick J. Migliaccio	9,147	427,286
Nancy A. Washington	1,018	45,708
Amanda E. Mullan	10,867	508,672

(1)	Represents the total number of vested shares of restricted stock granted on November 10, 2015, November 15, 2016, and November 14, 2017; FY 2017 PBRS granted on November 15, 2016; FY 2018 PBRS granted on November 14, 2017; deferred stock units granted on November 10, 2015; FY 2016 TSR Performance Shares granted on November 10, 2015; and FY 2016 NFE Performance Shares granted on November 10, 2015, as applicable.
(2)	Value for the shares of restricted stock and deferred stock retention units was calculated based upon our Common Stock closing price of $44.90 on October 15, 2018, which was the vesting date for those shares and units. Value for the FY 2017 PBRS granted on November 15, 2016, was calculated on a monthly basis based upon our Common Stock closing price, which averaged $47.95 for FY 2019. Value for the FY 2017 PBRS and FY 2017 TSR Performance Shares granted on November 15, 2016, and FY 2017 NFE Performance Shares granted on November 15, 2016 were calculated based upon our Common Stock closing price of $47.98 on November 13, 2018, which was the vesting date for those shares.
(3)	Mr. Downes was retirement eligible and, in accordance with certain award agreements, certain of his restricted stock and/or performance-based restricted stock awards vested monthly.

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Pension Benefits

We provide defined contribution and/or defined benefit retirement benefits to substantially all employees who meet vesting and other requirements. Our qualified defined benefit plan for non-represented employees is the Non-Represented Plan. Our qualified defined benefit plan for represented employees is the New Jersey Natural Gas Company Plan for Retirement Allowances for Represented Employees (“Represented Plan”). Our qualified defined contribution plan is our 401(k) Plan. All represented employees of NJRHS hired on or after October 1, 2000, all represented employees of NJNG hired on or after January 1, 2012, and all of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Represented Plan or Non-Represented Plan. Three of our named executive officers participate in the Non-Represented Plan and each of our named executive officers participates in the 401(k) Plan. Ms. Washington and Ms. Mullan are not eligible to participate in the defined benefit plans but receive an enhanced contribution from the Company in the 401(k) Plan. The retirement benefit under the Non-Represented Plan is based on years of service and highest 60-month average compensation.

In addition to the Non-Represented Plan, the Represented Plan and the 401(k) Plan, we sponsor the SEP and the PEP, both of which are non-qualified plans. Each of the named executive officers is or may become eligible for SEP benefits, and three of our named executive officers are eligible for PEP benefits. Benefits will be paid under the PEP and the SEP to the extent that benefits are not payable by the Non-Represented Plan and the 401(k) Plan due to the application of Sections 401(a)(17), 401(k), 401(m) and 415 of the Internal Revenue Code. The PEP and the SEP are unfunded, with benefit payments paid from our corporate assets. We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2019, with the exception of Mr. Downes, none of the named executive officers have completed the age and service requirements to be eligible for post-retirement health coverage.

The following table presents information concerning each of our defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement. For each named executive officer, the present value of accumulated benefit in the table below was calculated using actuarial assumptions, including an interest rate of 3.35 percent as of September 30, 2019. The present value of the benefits was calculated assuming each named executive officer stays in employment until the earliest age the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for Messrs. Migliaccio and Westhoven. The assumed age of payment is age 62 for Mr. Downes. Mses. Mullan and Washington are not eligible to participate in the defined benefit plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Laurence M. Downes	Non-Represented Plan	35	2,187,553	—
	PEP	35	6,000,798	—
	SEP	34	442,423	30,994
Stephen D. Westhoven	Non-Represented Plan	29	1,397,474	—
	PEP	29	716,247	—
	SEP	29	28,713	9,208
Patrick J. Migliaccio	Non-Represented Plan	10	393,751	—
	PEP	10	74,207	—
	SEP	10	5,671	3,189
Nancy A. Washington	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	2	2,044	1,950
Amanda E. Mullan	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	4	3,268	1,406

Pension benefits are payable at age 65. Benefits may be paid as early as age 55 upon completion of 20 years of service. Benefits collected prior to age 60 and completion of 20 years of service (excluding disability retirements) are subject to early commencement reductions of up to 50 percent, depending on age at the time of commencement.

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The number of years of credited service for the named executive officers, assuming their continued employment by us until age 65, is set forth below:

Name	Years of Credited Service at 65	Years of Credited Service as of September 30, 2019
Laurence M. Downes	38	35
Stephen D. Westhoven	43	29
Patrick J. Migliaccio	30	10

To the extent benefits that would otherwise be payable to an employee under the Non-Represented Plan and the 401(k) Plan exceed the specified limits on such benefits imposed by the Internal Revenue Code, we expect to pay such excess benefits to the employee at the time the employee receives payment under the respective plan. These excess benefit payments would be made from our general funds.

Supplemental Retirement Agreements

We have supplemental retirement agreements (“SERP Agreements”) with each of the named executive officers and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the total maximum amount payable to Messrs. Downes and Westhoven under their respective SERP Agreements is currently $250,000. Messrs. Migliaccio and Mses. Mullan and Washington would each be entitled to maximum amounts of $125,000 under their respective SERP Agreements.

Defined Contribution Plan

We offer eligible employees the opportunity to participate in our 401(k) Plan. Generally, we match 75 percent of participants’ contributions up to six percent of base compensation subject to Internal Revenue Code and 401(k) Plan limits. The matching contribution is 70 percent of the first six percent of compensation contributed by represented employees of NJRHS.

For represented NJRHS employees hired on or after October 1, 2000, represented employees of NJNG hired on or after January 1, 2012, and non-represented employees beginning employment after October 1, 2009, who are not eligible to participate in the defined benefit plans (including Ms. Washington and Ms. Mullan), we contribute between 3.5 and 4.5 percent of base compensation, depending on years of service, into the 401(k) Plan on their behalf.

Non-Qualified Deferred Compensation

The NJR Officers’ Deferred Compensation Plan provides for the deferral of compensation of the named executive officers on a basis that is not tax qualified. We do not make matching contributions under this plan. Although all of the named executive officers are eligible to participate in the plan, none of the named executive officers have any amounts in such plan. For additional information with respect to our non-qualified deferred compensation arrangements, please see “Compensation Discussion & Analysis — Deferred Compensation” on page 54 of this Proxy Statement.

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Potential Payments Upon Termination or Change of Control

We believe our senior management and key employees are responsible for our success, and therefore it is important to provide reasonable protection to them in the event of a potential loss of employment following a change of control. It is our belief that the interests of shareowners will be best served if the interests of our senior management are aligned with them, and providing change of control benefits should offset any reluctance by senior management to pursue potential change of control transactions that may be in the best interests of shareowners. We also believe our arrangement facilitates the recruitment of talented executives by providing protections in the event we are acquired. We believe that relative to the overall value of any potential transaction, these potential change of control benefits are reasonable.

2017 Plan

Under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder. The 2017 Plan and all of the agreements for equity awards issued thereunder have a “double-trigger” vesting requirement for change of control vesting, which requires a qualified termination following a change of control before acceleration of vesting. Pursuant to the 2017 Plan, a “change of control” will be deemed to have occurred if:

•	Beneficial ownership of 50 percent or more of our outstanding securities entitled to vote in elections of directors shall be acquired within a 12-month period, by any person, entity or group
•	There is a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year
•	Consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the 2017 Plan) of the acquiring or surviving corporation occurs

Supplemental Retirement Agreements

Pursuant to the SERP Agreements we have with each of the named executive officers, in the event of a change of control, the right to the amounts payable to each of them becomes immediately vested and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. A change of control is defined in the SERP Agreements as a reportable change of control under the proxy rules of the SEC, including the acquisition within a 12-month period of a 50 percent beneficial voting interest in us, or a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year.

Employment Continuation Agreements

Our Employment Continuation Agreements provide each named executive officer certain rights in the event that his or her employment with us is terminated within two years following the occurrence of a change of control. A summary of the terms of these agreements is provided under “Severance Policies — Amended and Restated Employment Continuation Agreements” beginning on page 53 of this Proxy Statement.

The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if their employment terminated on September 30, 2019, and the price per share of our Common Stock was $45.22, the closing market price on September 30, 2019, the last trading day of fiscal year 2019. The values in the tables are estimates of the amounts that would be paid to the named executive officers upon such termination. The actual amounts to be paid out can only be determined at the time of a named executive officer’s separation from the Company.

The tables exclude amounts accrued through September 30, 2019, which would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual incentive award for the fiscal year ended September 30, 2019. The table also excludes vested account balances under the 401(k) Plan, which are generally available to all of our salaried employees. In addition, the tables below reflect the hypothetical occurrence of both a change of control and a concurrent termination of a named executive officer in accordance with such named executive officer’s Employment Continuation Agreement, assuming this event took place on September 30, 2019.

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Name/Benefit Type	Retirement(1) ($) (a)	Death ($) (b)	Disability ($) (c)		Termination Other than Retirement, Death or Disability ($) (d)	Termination for Cause ($) (e)	Involuntary Termination Following a Change of Control ($) (f)
Laurence M. Downes
Cash Severance(2)	—	—	—		—	—	6,653,963
Acceleration of Equity Awards(3)	—	2,832,439	753,998	(4)	—	—	2,832,439
Retirement Benefits(5)	732,128	712,084	710,070		698,795	707,128	732,128
Medical and Insurance Benefits(6)	59,502	1,272,587	559,268		—	—	83,692
Other Benefits(7)	—	86,250	1,462,500		86,250	86,250	111,250
Stephen D. Westhoven
Cash Severance(2)	—	—	—		—	—	1,673,358
Acceleration of Equity Awards(3)	—	1,295,998	942,570	(4)	—	—	1,295,998
Retirement Benefits(5)	—	160,072	183,087		108,043	182,262	166,637
Medical and Insurance Benefits(6)	—	1,085,038	463,745		—	—	71,690
Other Benefits(7)	—	27,885	750,000		27,885	27,885	52,885
Patrick J. Migliaccio
Cash Severance(2)	—	—	—		—	—	1,189,124
Acceleration of Equity Awards(3)	—	933,786	453,527	(4)	—	—	933,786
Retirement Benefits(5)	—	132,342	34,319		29,067	34,067	134,067
Medical and Insurance Benefits(6)	—	1,045,075	452,994		—	—	71,813
Other Benefits(7)	—	45,549	563,925		45,549	45,549	70,549
Nancy A. Washington
Cash Severance(2)	—	—	—		—	—	1,076,583
Acceleration of Equity Awards(3)	—	458,297	398,154	(4)	—	—	458,297
Retirement Benefits(5)	—	125,000	—		—	—	125,000
Medical and Insurance Benefits(6)	—	971,640	364,140		—	—	27,243
Other Benefits(7)	—	43,486	536,250		43,486	43,486	68,486
Amanda E. Mullan
Cash Severance(2)	—	—	—		—	—	1,032,323
Acceleration of Equity Awards(3)	—	896,773	430,150	(4)	—	—	896,773
Retirement Benefits(5)	—	128,268	3,268		2,451	2,451	127,451
Medical and Insurance Benefits(6)	—	891,000	320,500		—	—	—
Other Benefits(7)	—	18,485	480,588		18,485	18,485	43,485
(1)	Retirement: Mr. Downes was eligible to retire under our retirement policy as of September 30, 2019. The other NEOs were not eligible to retire under our retirement policy as of September 30, 2019, and their retirement as of that date would be considered a voluntary termination. The only amounts payable to them in that case are listed under column (d).
(2)	Cash Severance: Amount represents cash payment due to the named executive officer pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Continuation Agreement. None of the named executive officers would incur a Section 280G excise tax in relation to an involuntary termination following a change of control.

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(3)	Acceleration of Equity Awards: Acceleration of Equity Awards includes Deferred Retention Stock Units, Restricted Stock Units, performance share units and Performance-Based Restricted Stock Units. Performance share units and Performance-Based Restricted Stock Units vest subject to certain conditions and are paid in the form of shares of Common Stock on a one-for-one basis.
Deferred Retention Stock Units and Restricted Stock Units: Amounts for restricted stock units and deferred stock units represent the value of Common Stock as of September 30, 2019.
Performance share units: Amounts for performance share units represent the value of Common Stock as of September 30, 2019. The amounts in columns (b), (c) and (f) reflect either (1) for the FY 2017 TSR Performance Shares and FY 2017 NFE Performance Shares, the actual payout based upon actual performance, which was certified by the LDCC on November 12, 2019; or (ii) for the FY 2018 TSR Performance Share Units and the FY 2018 NFE Performance Share Units and the FY 2019 TSR Performance Share Units and the FY 2019 NFE Performance Share Units, an estimated pro-rata payout based upon the number of days of the performance cycle the executive was still employed by us, based, as the case may be, either upon actual performance, or upon payout at the “target” amount. As such, the amounts in columns (b), (c) and (f) do not necessarily reflect the actual payout that would be determined at the end of the performance cycles for the FY 2018 TSR Performance Share Units and the FY 2018 NFE Performance Share Units as of September 30, 2020, and for the FY 2019 TSR Performance Share Units and the FY 2019 NFE Performance Share Units as of September 30, 2021.
Performance-Based Restricted Stock Units: The amounts in columns (b), (c) and (f) for Performance-Based Restricted Stock Units represent the value of the Common Stock on September 30, 2019. The amounts in columns (a), (b), (c) and (f) for the Performance-Based Restricted Stock Units reflect an estimated pro-rata payout of the “target” amount based upon the number of days of the vesting period the executive was still employed by us. The amounts in column (a), (b), (c) and (f) for the Performance-Based Restricted Stock Units do not reflect the actual payout that would be determined on the applicable vesting dates.
(4)	Acceleration of Equity Awards in the case of Disability: Long-term equity incentive awards would vest on a pro-rata basis with performance conditioned on the Company’s satisfaction of applicable performance goals. The satisfaction of such goals would be measured at the end of the performance period, and any payment made at that time. Due to the future performance measurement, the value of the unvested performance-based awards is not currently calculable.
(5)	Retirement Benefits: Retirement Benefits include Pension Plan, PEP, SEP and SERP benefits.
Pension Plan: For all columns except columns (b) and (c), amounts include a monthly payment to the executive commencing at age 60 (age 62 in the case of Mr. Downes), the earliest age at which unreduced benefits are available, assuming the triggering event occurred as of September 30, 2019, payable for the life of the executive, assuming with respect to columns (d), (e), and (f) the executive elects the 50 percent joint and survivor annuity option, which is the default option under the Pension Plan. For column (b), the amount includes a monthly payment to the executive’s survivor at September 30, 2019, payable for the life of the survivor. For column (c), the monthly payment is assumed to commence immediately and assumes the executive elects the straight life annuity option. Note for column (f) that Pension and SERP benefits are not enhanced on a change of control. The only benefits payable in such event are those regularly provided by the plans. For column (a) we assume the executive elects the 50 percent joint and survivor annuity option. A portion of the PEP benefit is subject to Section 409A of the Internal Revenue Code. Mr. Downes is eligible to terminate or retire and collect his benefit immediately from the Non-Represented Plan and the portion of his PEP benefit earned prior to December 31, 2004.
SEP: The amounts would be payable within 30 days following the end of the calendar quarter in which the triggering event occurs. These payments are subject to Section 409A of the Internal Revenue Code.
SERP: The figures in columns (a), (b) and (f) include the amount payable to the NEO or the NEO’s beneficiary, as applicable, in 60 monthly installments beginning on the first day of the calendar month commencing with the month following the date of termination or death. For columns (c), (d) and (e), the amounts include the cumulative termination benefit under the SERP Agreement as of September 30, 2019, payable in 60 equal monthly installments beginning at the later of the NEO attaining the age of 65 or the date of the NEO’s separation of service (as defined in the SERP Agreement). These amounts are subject to Section 409A of the Internal Revenue Code. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans.
(6)	Medical and Insurance Benefits:
Life Insurance and Accidental Death & Dismemberment Insurance: The amount for Mr. Downes in column (a) includes the annual premium the Company expects to pay for a life insurance benefit of $75,000 to Mr. Downes, based upon current rates payable by the Company for retiree life insurance policies. Certain amounts included in columns (b) and (c) are payable to the beneficiary only if the death or dismemberment is deemed to be accidental. The amount listed in column (c) assumes the maximum payout in the case of dismemberment.
Travel & Accident Insurance: A certain amount included in column (b) is payable to the beneficiary only if the death occurs during travel or is deemed accidental.
Medical: The amount listed in column (a) consists of the average annual premium to be paid over the lifetimes of Mr. Downes and his spouse. The amount listed in column (b) consists of six months of COBRA coverage for Ms. Washington, and the average annual premium expected to be paid over the lifetime of the surviving spouse for Messrs. Downes, Westhoven, and Migliaccio. The amount listed in column (c) consists of six months of COBRA coverage for Ms. Washington, and the average annual premium expected to be paid over the lifetimes of the NEO and the NEO’s spouse for Messrs. Downes, Westhoven, and Migliaccio. Expected future premiums are determined based on the same assumptions used to develop postretirement health liabilities as of September 30, 2019. The amount listed in column (f) consists of the present value of premiums to be paid by us for three years for Mr. Downes and two years for each of Mr. Westhoven, Mr. Migliaccio, and Ms. Washington
(7)	Other Benefits:
Salary Continuation Benefit: The amount listed in column (c) includes the total maximum benefit payable to the NEO in the event of a disability and represents the aggregate payment of the NEO’s base salary, as of September 30, 2019, for 18 months.
Vacation: Amounts reflected in this row include payment to the NEO for the NEO’s unused earned vacation time as of September 30, 2019.
Outplacement Benefit: The amount listed in column (f) includes the maximum outplacement services reimbursement payable by us.

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CEO Pay Ratio

In accordance with Item 402(u) of Regulation S-K promulgated by the SEC pursuant to provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are disclosing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the individual we have identified as our median employee for this purpose. We believe that our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below.

We identified our median employee based on fiscal year 2019 total cash compensation actually paid as of September 30, 2019, to all of our employees, other than our Chief Executive Officer, who were employed on September 30, 2019. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we annualized the compensation of any permanent employee who was employed for less than the full 2019 fiscal year.

After identifying the median employee based on fiscal year 2019 total cash compensation, we calculated annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the “Totals” column in the 2019 Summary Compensation Table. The median of the annual total compensation of all of our employees (other than our Chief Executive Officer), calculated in a manner consistent with Item 402(u) of Regulation S-K, was $155,828. The annual total compensation of our Chief Executive Officer, Mr. Downes, during fiscal year 2019 was $6,236,190, as reported in the Summary Compensation Table of this Proxy Statement. We reasonably estimate that the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was 40:1.

Median Employee Total Annual Compensation	CEO (Mr. Downes) Total Annual Compensation	CEO to Median Employee Pay Ratio
$155,828	$6,236,190	40:1

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies and should not be used as a basis for comparison between companies.

2019 Summary Compensation Table Total Compensation Breakdown

The compensation of NJR’s CEO during fiscal year 2019, Mr. Downes, and Median Employee is broken down as follows:

Employee	Year	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Laurence M. Downes	2019	$967,212	$2,904,770	$1,228,013	$1,074,282	$61,913	$6,236,190
Median Employee	2019	$100,572	—	$3,362	$48,343	$3,551	$ 155,828

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Non-Binding Proposal to Approve the Compensation of our Named Executive Officers

Item 2   On Proxy Card

The compensation of our named executive officers is described in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative set forth in this Proxy Statement.

The LDCC designs our named executive officers’ compensation program to reward the achievement of our short-term and long-term objectives and to relate the compensation to the value created for our shareowners. We believe our compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2019, the LDCC believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the objectives of aligning compensation with performance measures directly related to our financial goals and creating shareowner value without encouraging our named executive officers to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement, and the accompanying tables and narrative, provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.

For the reasons stated above, we are requesting your non-binding approval of the following resolution:

“RESOLVED, that the shareowners approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2020 Annual Meeting of Shareowners pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table, the other related tables and the accompanying narrative.”

This vote is provided as required pursuant to Section 14A of the Exchange Act. Your vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE TO APPROVE THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Ratification of Appointment of Independent Registered Public Accounting Firm

Item 3   On Proxy Card

The shares represented by the proxies will be voted for approval of the ratification of the appointment of Deloitte & Touche LLP (unless otherwise indicated on the proxy) as our independent registered public accounting firm (the “auditors”) to report to the shareowners on our financial statements for the fiscal year ending September 30, 2020. The Audit Committee approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2019 and considered the possible effect on the auditors’ independence. Information relating to fees paid to Deloitte & Touche LLP over the past two years is set forth below.

The Audit Committee has retained Deloitte & Touche LLP to report to the shareowners on our financial statements for the fiscal year ending September 30, 2020. Although submission of the appointment of an independent registered public accounting firm to shareowners for ratification is not required by law, the Board, consistent with its past policy, considers it appropriate to submit the selection of an independent registered public accounting firm for shareowner approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented by proxy, and voted at the Meeting is required for the approval of this item. The Board has not determined what action it would take if the shareowners do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareowners’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the fiscal year if it determines that such a change would be in our best interests and in the best interests of our shareowners.

Independent Registered Public Accounting Firm Fees

Aggregate fees billed to us for the fiscal years ended September 30, 2019, and 2018, by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte”) are shown in the following table:

	Fiscal Year Ended September 30,
	2019 ($)	2018 ($)
Audit Fees	2,751,870	2,516,191
Audit-related Fees	—	—
Total Audit and Audit-related Fees	2,751,870	2,516,191
Tax Fees	269,408	195,380
All Other Fees	9,531	6,062
TOTAL FEES	3,030,809	2,717,633

Audit Fees

Audit fees include professional services rendered by Deloitte for the audit of our annual financial statements, including its assessment of our internal controls over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q and accounting consultations related to business transactions and adoption of new accounting standards. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client including comfort letters, and consents and assistance with and review of documents filed with the SEC.

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Audit-Related Fees

Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

Tax Fees

Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research, and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2019 and 2018.

All Other Fees

All other fees are fees for products or services other than those in the above three categories. Amounts in this category primarily related to the use of accounting research tools.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a written policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. The presentation must provide sufficient detail to clearly define the services included. Any services included within the budget and plan approved by the Audit Committee require no further Audit Committee approval for that budget year. The Audit Committee must approve all audit and permissible non-audit engagements of the independent registered public accounting firm in advance. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement if all such services are less than five percent of revenues paid to the independent registered public accounting firm for the fiscal year and if those services are approved by the Audit Committee prior to completion of the audit.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

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Audit Committee Report

In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee is “independent” as required by the applicable listing standards of the NYSE and the rules of the SEC. During the fiscal year ended September 30, 2019, the Audit Committee met nine times. The Audit Committee reviewed and discussed the interim financial information contained in the Company’s Quarterly Reports on Form 10-Q, and discussed press releases announcing earnings with our Chief Financial Officer and the independent registered public accounting firm prior to public release.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, including the appointment, termination, compensation and oversight of the quality of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s independent registered public accounting firm’s independence, the services provided and its fees, the selection of the lead engagement partner, as well as Public Company Accounting Oversight Board and peer review reports of its performance. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.

In discharging its oversight responsibility of the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements. The Audit Committee reviewed and discussed with the independent registered public accounting firm the critical accounting policies, practices and estimates arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2019, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2019, for filing with the SEC. The Audit Committee also reappointed Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

THE AUDIT COMMITTEE

J. Terry Strange, Chair

Gregory E. Aliff

Donald L. Correll

Robert B. Evans

Thomas C. O’Connor

George R. Zoffinger

Dated: November 12, 2019

The “Audit Committee Report” above will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

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Questions and Answers About the Meeting

1.	Who is asking for my vote and why am I receiving this document?

The Board asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card to our shareowners in connection with the solicitation by the Board of proxies to be voted at the Meeting. A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

2.	Who is entitled to vote?

Only holders of record of outstanding shares of our Common Stock at the close of business on November 25, 2019, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 90,169,270 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote.

3.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Ms. Nancy A. Washington and Mr. Richard Reich have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof.

4.	What is a voting instruction?

A voting instruction is the instruction form you receive from your bank, broker or its nominee if you are a street name shareowner (as defined below in Question 11). The instruction form describes how to direct your bank, broker or its nominee, as record holder, to vote your shares of Common Stock.

5.	What am I voting on?

You will be voting on each of the following items of business:

•	The election as directors of one nominee to the Board for a term expiring 2021, one nominee to the Board for a term expiring 2022, and four nominees to the Board for terms expiring in 2023 (collectively, the “proposed director nominees”)
•	The approval of a non-binding advisory resolution approving the compensation of our named executive officers
•	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020
•	Any other business that may properly come before the Meeting or any adjournments or postponements thereof

6.	How many votes must be present to hold the Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present in person or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares of record held by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

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7.	What vote is needed to elect the proposed director nominees?

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors. Cumulative voting is not permitted. In addition, the Company’s Corporate Governance Guidelines provide that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender his or her resignation to the Board. For more details regarding the director resignation policy, please see “Election of Directors” on page 7.

8.	What vote is needed to approve the non-binding advisory resolution regarding the compensation of our named executive officers?

The approval of the non-binding advisory resolution regarding the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

9.	What vote is needed to ratify the appointment by the Audit Committee of Deloitte & Touche LLP?

The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP requires that the votes cast in favor of the ratification exceed the number of votes cast opposing the ratification.

10.	What are the voting recommendations of the Board?

For the reasons set forth in detail in this Proxy Statement, the Board recommends that you vote:

•	FOR all of the proposed director nominees named in this Proxy Statement
•	FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers
•	FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020

11.	How do I vote?

Registered shareowners (shareowners who hold Common Stock in their own name registered with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or in certificated form, as opposed to through a bank, broker or other nominee) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote in person at the Meeting or by proxy. There are three ways for registered shareowners and employees who own Common Stock through our 401(k) Plan to vote by proxy:

If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction

Connect to the internet at www.proxyvote.com and follow the instructions included on the proxy card or voting instruction

Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction

Registered shareowners and participants in our 401(k) Plan, and any other plans holding shares of Common Stock, are urged to deliver proxies or voting instructions by calling the toll-free telephone number, by using the internet, or by completing and mailing the proxy card or voting instruction. The telephone and internet voting procedures are designed to authenticate shareowners’ and plan participants’ identities, to allow shareowners and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been properly recorded. Instructions for voting by telephone or over the internet are included on the enclosed proxy card or voting instruction. If they received their proxy materials via mail, registered shareowners and plan participants may send their proxies or voting instructions by completing, signing and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed prepaid envelope.

Shareowners who hold Common Stock through banks, brokers or other nominees (“street name shareowners”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareowners may also be eligible to vote their shares electronically by following the voting instructions provided by the

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bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the internet address provided on the voting instruction; or by completing, dating and signing the voting instruction and returning it promptly in the enclosed prepaid envelope.

The deadline for voting via the internet or telephone is 11:59 p.m., Eastern Time, on January 21, 2020, for shares held directly and 11:59 p.m., Eastern Time, on January 16, 2020, for shares held through our 401(k) Plan or any other plans holding shares of Common Stock.

12.	Can I attend the Meeting?

Yes, you can attend the Meeting and vote in person if you are a holder of our Common Stock as of the Record Date. AT THE MEETING, EACH SHAREOWNER ATTENDING WILL BE ASKED TO PRESENT (I) VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER’S LICENSE OR PASSPORT, AND (II) PROOF OF OWNERSHIP OF OUR COMMON STOCK AS OF THE RECORD DATE, SUCH AS AN ADMISSION TICKET, A BROKERAGE STATEMENT, PROXY CARD OR VOTING INSTRUCTION FORM REFLECTING STOCK OWNERSHIP. TO REQUEST AN ADMISSION TICKET IN ADVANCE OF THE ANNUAL MEETING PLEASE VISIT WWW.PROXYVOTE.COM AND FOLLOW THE INSTRUCTIONS PROVIDED. However, even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Cameras, recording devices and other electronic devices are not permitted at the Meeting.

13.	How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

Shareowners should specify their vote for each matter on the enclosed proxy. The proxies solicited by this Proxy Statement vest in the proxy holders’ voting rights with respect to the election of directors (unless the shareowner marks the proxy to withhold that authority) and on all other matters voted upon at the Meeting.

Unless otherwise directed, the persons named as proxies therein will vote all properly executed, returned and not-revoked proxy cards or voting instruction cards (I) FOR the election of all the proposed director nominees listed thereon; (II) FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers; and (III) FOR the proposal to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020, with the following two exceptions:

•	Shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not-revoked voting instruction card will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals
•	Shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee in accordance with the recommendation of the Company’s management

As to any other business that may properly come before the Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.

14.	How will my shares be voted if I do not return my proxy card or my voting instruction?

It will depend on how your ownership of shares of Common Stock is registered. If your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, as explained under “6. How many votes must be present to hold the Meeting?” on page 76, unless you attend the Meeting to vote them in person.

If you are a street name shareowner, which means that your shares are registered in the name of your bank, broker or its nominee, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the NYSE, your bank, broker, or other nominee may vote your shares in its discretion on “routine” matters. However, NYSE rules do not permit your bank, broker or other nominee to

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vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. It is called a “broker non-vote” when a bank, broker or other nominee does not cast a vote for a routine or a non-routine matter.

Please note in the absence of your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to (I) the election of all the proposed director nominees, or (II) the non-binding advisory resolution regarding the approval of the compensation of our named executive officers. Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020, is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareowner whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020. Please return your proxy card so your vote can be counted.

15.	How are abstentions and broker non-votes counted?

Only votes cast “for” or “against” are included in determining the votes cast with respect to any matter presented for consideration at the Meeting. As described above, when brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Meeting, will be treated as present for purposes of determining whether a quorum is present at the Meeting. Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees for director and will not affect the outcome of the vote for the proposal. In addition, under New Jersey corporation law, abstentions are not counted as votes cast on a proposal. Therefore, abstentions and broker non-votes will not count either in favor of or against (I) the non-binding advisory resolution regarding the compensation of our named executive officers, or (II) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

16.	What if I change my mind after I vote?

Whether you vote by telephone, internet or by mail, you may change or revoke your proxy at any time before it is exercised by (I) submitting a properly signed proxy with a later date, (II) voting by telephone or the internet at a later time, or (III) voting in person at the Meeting. See the enclosed proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.

If you are a shareowner whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee to change or revoke your previously given proxy.

17.	Who pays the cost of proxy solicitation?

NJR will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or internet, but we will not provide compensation for such solicitations. In addition, we have agreed to pay Laurel Hill Proxy Advisory Group, LLC a fee of approximately $6,500 plus reasonable expenses, for proxy solicitation services. We will also reimburse banks, brokers and other persons holding shares in their names, or in the names of nominees, for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

18.	Could other matters be decided in the Meeting?

The Board does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

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19.	How do I make a shareowner proposal for the 2021 Annual Meeting of Shareowners?

We must receive proposals from shareowners intended to be presented at the 2021 Annual Meeting of Shareowners, on or before August 14, 2020, to be considered for inclusion in our Proxy Statement and on our proxy/voting instruction card for that meeting pursuant to Rule 14a-8 under the Exchange Act and for consideration at that meeting. Shareowners submitting such proposals must be the beneficial owners of shares of our Common Stock amounting to at least $2,000 in market value and must have held such shares for at least one year prior to the date of submission.

Our By-Laws, as amended, also set forth the procedures a shareowner must follow to nominate directors or to bring other business to be considered at shareowner meetings, even if such matters will not be included in our Proxy Statements. For a shareowner to nominate a candidate for director at the 2021 Annual Meeting of Shareowners, we must receive notice of the nomination no later than November 8, 2020. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. See “Director Nominations and Evaluation Processes” on page 15 for more information regarding the director nomination process. Additionally, under our By-Laws, as amended, for a shareowner to bring other matters before the 2021 Annual Meeting of Shareowners, we must receive notice no later than November 8, 2020. The notice must include a description of the proposed business, the reasons therefore and other matters specified in our By-Laws, as amended. In each case, the notice must be timely given to our Corporate Secretary, whose address is Office of the Corporate Secretary, 1415 Wyckoff Road, Wall, New Jersey 07719. A copy of the By-Laws, as amended, is available free of charge on our website at investor.njresources.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

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Certain Matters Relating to Proxy Materials and Annual Reports

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on our website at investor.njresources.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareowners of record reside at the same address. Each shareowner will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and reduces our expenses. Shareowners of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareowners of record voting via telephone or over the internet can choose this option by following the instructions provided by telephone or over the internet, as applicable. Once given, a shareowner’s consent to householding will remain in effect until he or she revokes it by notifying our Corporate Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareowners of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719 or by telephone at (732) 938-7890.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Incorporation by Reference

Notes 10 and 11 to our Consolidated Financial Statements beginning on page 109, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 beginning on page  34, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, Notes 9 and 10 to our Consolidated Financial Statements beginning on page 109, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 beginning on page 34, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and Notes 10 and 11 to our Consolidated Financial Statements beginning on page 108, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 34, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, are hereby incorporated by reference into this Proxy Statement.

NEW JERSEY RESOURCES | 2019 Proxy Statement	81

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Directions to the Meeting

Eagle Oaks Golf & Country Club

20 Shore Oaks Drive

Farmingdale, NJ 07727

From the North

Garden State Parkway to Exit 100B, which is Route 33 West toward Freehold. Follow Rt. 33 West for approximately three miles to the first traffic circle (Collingswood Circle). Exit the circle one-half way around onto 547 South towards Farmingdale. Proceed on 547 for one mile to the stop sign; turn left onto Tinton Falls Road/547 South. Proceed 500 yards and take a right onto Shore Oaks Drive, where you will see an Eagle Oaks Golf Club sign. This leads you directly to the Club entrance.

From the South

Garden State Parkway to Exit 100B, which is Route 33 West toward Freehold. Proceed to the traffic circle (Collingswood Circle) - refer to directions “From the North.”

From the West on I-195

Route 195 East to Exit 31B toward Farmingdale/Allaire State Park/Route 547 North. Proceed on 547 North for two miles into Farmingdale. Proceed 300 yards past the railroad tracks, take a right onto Asbury Avenue/547 North, which is marked by a blinking yellow light (gas station on corner). Follow this road for 1.5 miles and turn left onto Shore Oaks Drive. This leads you directly into the Club entrance.

From the East on 138/I-195

Route 138 West, which becomes 195 West. Take Exit 31B toward Farmingdale/Allaire State Park/Route 547 North - refer to directions “From the West.”

From Freehold

Route 33 East. When Route 33 meets with Route 34, look for JB’s Diner and turn right on Tinton Falls Road, which becomes Asbury Road. Proceed for .7 of a mile and take a right onto Shore Oaks Drive, where you will see an Eagle Oaks Golf Club sign. This leads you directly to the Club entrance.

Other Matters

The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

RICHARD REICH

Corporate Secretary and Assistant General Counsel

Dated: December 12, 2019

www.njresources.com	NEW JERSEY RESOURCES | 2019 Proxy Statement	82

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New Jersey Resources

www.njresources.com

1415 Wyckoff Road
Post Office Box 1468
Wall, NJ 07719
732-938-1480
www.njresources.com

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NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

SCAN TO
VIEW MATERIALS & VOTE

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 21, 2020 for shares held directly and by 11:59 p.m. Eastern Time on January 16, 2020 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 21, 2020 for shares held directly and by 11:59 p.m. Eastern Time on January 16, 2020 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to conserve paper and reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREOWNER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

If you vote by telephone or Internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E87011-P30430 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW JERSEY RESOURCES CORPORATION

	For All	Withhold All	For All Except
The Board of Directors recommends that you vote FOR all the nominees listed:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of the following Directors that were named in the Proxy Statement; one of them for a term expiring in 2021, one of them for a term expiring in 2022 and four of them for terms expiring in 2023.

Nominees:

01) James H. DeGraffenreidt, Jr. (term expiring in 2021)
02) Gregory E. Aliff (term expiring in 2022)
03) Stephen D. Westhoven (term expiring in 2023)
04) Jane M. Kenny (term expiring in 2023)
05) Sharon C. Taylor (term expiring in 2023)
06) David A. Trice (term expiring in 2023)

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
3. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.	☐	☐	☐

Non-Voting Items

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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From the North

From the South

From the West on I-195

From the East on 138/I-195

From Freehold

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

E87012-P30430

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719
Solicited on behalf of the BOARD OF DIRECTORS
for the 2020 Annual Meeting of Shareowners

The undersigned hereby appoints Nancy A. Washington and Richard Reich, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareowners of New Jersey Resources Corporation to be held at 9:30 a.m., local time, on Wednesday, January 22, 2020, at Eagle Oaks Golf & Country Club, 20 Shore Oaks Drive, Farmingdale, NJ 07727 and at any adjournment or postponement thereof, and thereat to vote all of the shares of common stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of common stock allocated to the account of the undersigned on all matters properly coming before the meeting.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposals 2 and 3 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.**

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE